STOCK FUNDS ANNUAL REPORT

                                  JUNE 30,1997



                         A FAMILY OF 100% NO-LOAD FUNDS

                              LARGE CAP GROWTH FUND
                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                                  BALANCED FUND
                            INTERNATIONAL GROWTH FUND
                             DEVELOPING MARKETS FUND


                                     [LOGO]

                                SIT MUTUAL FUNDS

                         A LOOK AT THE SIT MUTUAL FUNDS

     The Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.8 billion for some of America's largest corporations, foundations and endowments.

     The Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:


     *    Free telephone exchange
     *    Dollar-cost averaging through automatic investment plan
     *    Electronic transfer of funds for purchases and redemptions
     *    Free check-writing privileges on bond funds
     *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS
                                    [CHART]

STABILITY:            INCOME:                     GROWTH & INCOME:          GROWTH:
Safety of principal   Increased income            Long-term capital         Long-term capital
and current income                                appreciation and income   appreciation

MONEY MARKET          BOND                        LARGE CAP GROWTH          DEVELOPING MARKETS GROWTH
                      MINNESOTA TAX-FREE INCOME   BALANCED                  SMALL CAP GROWTH
                      TAX-FREE INCOME                                       INTERNATIONAL GROWTH
                      U.S. GOVERNMENT SECURITIES                            MID CAP GROWTH

                                SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                          PAGE

Chairman's Letter........................................................   2

Performance Review.......................................................   4

Fund Reviews and Portfolios of Investments

      Large Cap Growth Fund..............................................   6

      Mid Cap Growth Fund................................................  10

      Small Cap Growth Fund..............................................  14

      Balanced Fund......................................................  18

      International Growth Fund..........................................  22

      Developing Markets Growth Fund.....................................  26

Notes to Portfolios of Investments.......................................  31

Statements of Assets and Liabilities.....................................  32

Statements of Operations.................................................  33

Statements of Changes in Net Assets......................................  34

Notes to Financial Statements............................................  36

Financial Highlights.....................................................  41

Independent Auditors' Report.............................................  48

Federal Income Tax Information...........................................  49


         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - JUNE 30, 1997

[PHOTO]

Dear Fellow Shareholders:

     Returns across several global equity markets over the past twelve months were strong in historical terms. Declining inflation and interest rates, steady and improving economic growth and healthy liquidity conditions were drivers worldwide. We are pleased to report that our shareholders benefited from this environment.

Economic Overview

     Domestically, moderating economic growth and benign inflation unfolded during the second quarter of 1997, which we believe will continue into the second half of the year. GDP growth of +2.2 percent marked a sharp deceleration from the very strong +4.9 percent growth experienced during the first calendar quarter and +3.8 percent growth of last year's fourth quarter. We are forecasting a moderate +2.5 percent growth for both the third and fourth quarters of 1997. The key to the slower second quarter and second half is that, in spite of robust consumer confidence levels, real consumer spending decelerated materially during the second quarter, and we do not see a sharp rebound going forward. Factors supporting our moderate growth forecast include: the high ratio of consumer debt service payments to income, flattening equipment investment relative to GDP growth and continued high real interest rates.

     Internationally, economic growth was strong during the first half of 1997, especially in Canada, the U.K. and greater China. Japan is showing signs of a sustained recovery helped by an increase in consumer spending, but Southeast Asian economies continue to falter, influenced by currency turmoil in Thailand, Malaysia, Indonesia and the Philippines. While Latin American economies are fueled by privatization, industry deregulation and fiscal prudence, the continental European economies are just beginning to emerge from a deep cyclical trough.

     As to inflation in the United States, news has been very favorable, with the second quarter GDP Price Deflator up a scant +1.4 percent, the slowest increase in 34 years. Even more impressive, during June the Producer Price Index dropped for the sixth consecutive month for the first time in the postwar period. Other favorable inflation gauges include: the Producer Price Index for Crude Materials, which is currently experiencing negative year-over-year rates of change; falling new and used car prices; and favorable government reports of large plantings and good crop conditions. Globally, moderate inflation is due in part to excess capacity in many countries. Nonetheless, we continue to closely monitor wage conditions given the low rate of unemployment in the U.S. The June unemployment rate of 4.8 percent was the lowest in 24 years with particular tightness in the services sector.

     Benign inflation has allowed central banks to remain accommodative with respect to monetary policy. Federal Reserve Chairman Alan Greenspan at his recent Humphrey-Hawkins testimony referred to inflation as "close to stable prices as I've seen since the 1960s," and the importance of computer technology leading to "a once- or twice-in-a-century phenomenon that will carry productivity trends nationally and globally to a new higher track." These are optimistic comments indeed for Mr. Greenspan. Another element lending support to low interest rates is fiscal discipline. According to the Congressional Budget Office, the fiscal 1997 federal government budget deficit is likely to be under $40 billion, de minimus in a $8 trillion economy. The recently enacted balanced budget legislation aims to dissipate that deficit by 2002. The federal funds rate was left unchanged at the May 20th and July 1st Federal Open Market Committee meetings, a status we believe continues going forward. In continental Europe, currency adjustments and preparation for European Monetary Union are unlikely to precipitate monetary tightening.

     Good economic growth, low inflation and the disappearing budget deficit bode well for investors, consumers, businesses and governments.

Equity Strategy Summary:

     Second quarter and first half 1997 financial asset returns were strongly positive, with the second quarter S&P 500 return of +17.5 percent the greatest in nearly 60 years. S&P 500 returns over the past twelve months measuring +34.7 percent were robust indeed. Many European and Latin American markets have enjoyed similar strength, for example over the first half of 1997 Switzerland was up 42.6 percent, Germany 31.1 percent, Peru 50.8 percent and Brazil a whopping 78.5 percent (all in local currency terms).

     As a result of these strong advances, many markets appear fully priced on many measures, with the notable exception of interest rates. Today's inflation rates, the lowest in decades, should imply lower interest rates ahead which can support high price/earnings ratios. History suggests high price/earnings ratios can be sustained if inflation remains dormant. The 1960s were one such period. Additionally, somewhat better-than-anticipated profit gains have pleased investors. Reported S&P 500 earnings growth on a year-over-year basis for the last four quarters has measured +12.5 percent, +38.6 percent (influenced by write offs), +16.8 percent and a forecasted +12.0 percent for second quarter 1997. If price/earnings ratios are close to their upper limits for the broad market, future equity returns should be most directly linked to earnings gains. If so, growth stocks will be advantaged.

     Two growth sectors favored by Sit Investment's domestic equity funds are health care and technology. Both would benefit from the relative earnings growth advantage mentioned above, as well as the fact that these sectors are attractively valued in relation to their historical record. Notwithstanding the fact they have been two of the best investment sectors since mid-1994, earnings growth leaves their relative price/earnings ratios below their 20-year averages.

     All three Sit domestic funds enjoy 5-year projected earnings growth rates between two and three times that of the broad market, yet price/earnings ratios are within 10 percent of market multiples. We believe this high earnings growth and reasonable valuation combination bodes well for investors.

     Internationally, stock markets are in similarly advanced stages, at least in terms of price/earnings multiple expansion. Our strategy, therefore, is to view the global market as one of individual stocks, focusing on globally oriented companies with strong revenue and earnings growth. Corporate restructuring in Europe remains an attractive investment theme, as is privitization in Latin America.

     Your trust in us as shareholders in the Sit Mutual Funds is greatly valued. We are proud of both the recent and long- term records of the funds and are optimistic about the outlook for growth stock investing vis-a-vis the broad market given current earnings and valuations trends.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer
August 8, 1997

SIT MUTUAL FUNDS
JUNE 30, 1997 PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

     Equities worldwide provided attractive returns during the twelve month period ended June 30, 1997. Domestically, large capitalization stocks were the strongest performers. The large cap S&P 500 Index produced a +34.7% return versus the S&P MidCap 400 Index return of +23.4% and a +16.3% increase for the small cap Russell 2000 Index. Strong relative earnings gains for large cap stocks versus small cap stocks was a primary driver of this divergence. In fact, the 100 largest stocks in the S&P 500 possessed earnings growth and share price appreciation in excess of the other 400 companies in that index. Also, stocks of the biggest companies disproportionately benefited from money flows into passive index mutual funds. Superior relative performance for the large cap segment could reverse as a strengthening dollar erodes the competitive position of multinational firms and penalizes currency translations. In addition, the material laggard performance of mid-and small-cap stocks in the current bull market has created compelling valuation cases for those stocks.

     The same can be said with regard to growth stocks versus their value stock counterparts. Over the past year, returns for growth versus value segments of the large cap Russell 1000 Index were similar at +31.3% and +33.0% respectively, but diverged widely in the small cap Russell 2000 Index with the value portion returning +28.0% versus just +4.6% for the growth index. Despite the robust returns of the broad, large cap market, growth stocks, especially small cap growth stocks, are not excessively priced.

     International results varied markedly depending on geographic region. The MSCI Europe Index posted a gain of +30.0% over the past year in contrast with a -4.5% loss for the MSCI Pacific Index. A very weak Japan during the second half of 1996 was the primary culprit, although the MSCI Pacific Index ex-Japan returned +12.0%, still trailing European and North American markets.


                                               1985        1986        1987
                                               ----        ----        ----


    SIT LARGE CAP GROWTH (6)                  23.48%       21.83%      5.32%

    SIT MID CAP GROWTH (7)                    43.65        10.33       5.50

    SIT SMALL CAP GROWTH                       ----        ----        ----

    SIT BALANCED                               ----        ----        ----

    SIT INTERNATIONAL GROWTH                   ----        ----        ----

    SIT DEVELOPING MARKETS GROWTH              ----        ----        ----


    S&P 500 INDEX                             31.60        18.64       5.28
    S&P MIDCAP 400 INDEX                      35.59        16.21      -2.04
    RUSSELL 2000 INDEX (2)                      --           --         --
    EAFE INDEX (3)                              --           --         --
    MSCI EMERGING MARKETS FREE INDEX (4)        --           --         --





                                                NASDAQ
                                                SYMBOL          INCEPTION
                                                ------          ---------

    SIT LARGE CAP GROWTH                        SNIGX           09/02/82
    SIT MID CAP GROWTH                          NBNGX           09/02/82
    SIT SMALL CAP GROWTH                        SSMGX           07/01/94
    SIT BALANCED                                SIBAX           12/31/93
    SIT INTERNATIONAL GROWTH                    SNGRX           11/01/91
    SIT DEVELOPING MARKETS GROWTH               SDMGX           07/01/94

    S&P 500 INDEX (5)
    S&P MIDCAP 400 INDEX (5)
    RUSSELL 2000 INDEX (2)
    EAFE INDEX (3)
    MCSI EMERGING MARKETS FREE INDEX (4)


(1) Period from Fund inception through calendar year-end.
(2) Figures assume an inception date of 7/1/94.
(3) Figures assume an inception date of 10/31/91.
(4) Figures assume an inception date of 6/30/94.
(5) Figures assume an inception date of 9/2/82.


                                                TOTAL RETURN - CALENDAR YEAR

                                                                                                                YTD
     1988       1989        1990       1991       1992        1993       1994        1995         1996          1997
     ----       ----        ----       ----       ----        ----       ----        ----         ----          ----
     5.33%      32.02%     -2.37%      32.72%      4.94%      3.15%      2.83%      31.66%        23.05%       19.92%

     9.77       35.15      -2.04       65.50      -2.14       8.55      -0.47       33.64         21.87         8.13

     ----        ----      ----        ----       ----       ----       11.57 (1)   52.16         14.97         2.50

     ----        ----      ----        ----       ----       ----       -0.33       25.43         15.80        12.76

     ----        ----      ----         4.10 (1)   2.69      48.37      -2.99        9.36         10.31        12.89

     ----        ----      ----        ----       ----       ----       -2.02 (1)   -4.29         17.27        19.30


    16.55       31.61      -3.05       30.46       7.64      10.07       1.32       37.58         22.96        20.59
    20.87       35.55      -5.12       50.11      11.92      13.95      -3.60       30.94         19.19        13.02
     --          --          --          --         --         --        4.61       28.45         16.49        10.20
     --          --          --         0.26     -12.17      32.56       7.78       11.21          6.05        11.21
     --          --          --          --         --         --        2.80       -6.94          3.92        16.34


                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                  TOTAL RETURN                                       PERIODS ENDED JUNE 30, 1997
          QUARTER            SIX MONTHS                                                                    SINCE
       ENDED 6/30/97        ENDED 6/30/97             1 YEAR       3 YEARS      5 YEARS     10 YEARS     INCEPTION
       -------------        -------------             ------       -------      -------     --------     ---------
           20.93%               19.92%                 32.36%       27.68%       17.78%       13.02%       16.03%
           20.27                 8.13                  17.23        26.05        16.82        13.59        19.06
           19.71                 2.50                   2.37         ----        ----         ----         26.01
           13.61                12.76                  22.42        19.59        ----         ----         15.04
           13.37                12.89                  17.04        11.64        14.39        ----         13.95
           12.32                19.30                  19.09        ----         ----         ----          9.48

           17.46                20.59                  34.68        28.85        19.78        14.65        18.27
           14.70                13.02                  23.36        22.42        17.61        15.25        18.45
           16.21                10.20                  16.33         --           --           --          19.93
           12.98                11.21                  12.84         9.12        12.83         --           9.23
            7.68                16.34                  10.59         --           --           --           4.96


(6) Formerly Growth & Income Fund
(7) Formerly Growth Fund

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT LARGE CAP GROWTH FUND REVIEW
JUNE 30, 1997

[PHOTO]
PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
   PORTFOLIO MANAGER

     The Sit Large Cap Growth Fund posted strong performance during the fiscal year ended June 30, 1997. The Fund's total return of +32.4% compared favorably with the +29.0% return of the Lipper Growth & Income Index, and ranked in the 19th percentile of all such funds. For 5 years, the Fund's +17.8% return was in the 45th percentile, and for 10 years its +13.0 return ranked in the 41st percentile.

     The U.S. stock market rose more than +30% over the past 12 months based on a continuing strong economy, better-than-expected inflation, and satisfactory profit gains. The market's unusually strong gain was more than three times the long-term rate of return of just over 10% annually that has been historically achieved by large companies.

     We believe the relative attractiveness of companies with strong and predictable earnings growth rates is likely to continue in a moderate growth/moderate inflation economy and we have positioned the Sit Large Cap Growth Fund accordingly. The average 1997 earnings gain projected for the companies held in the Fund is +26.1%, which is significantly higher than the expected earnings increase of the broad stock market.

     As of June 30th, the Fund was 93% invested in equities, a decrease of one percentage point compared to the end of the previous fiscal year. Significant industry weighting changes during the year included increases in health care, where we added Eli Lilly and Warner Lambert, and financial, where we added Chase Manhattan and Allstate. Reductions occurred in technology, where the weighting went from 24.7% of assets to 18.2% through the sale of several companies. Business equipment & services was also reduced by sales of Electronic Data Systems, Manpower and Olsten. Our heaviest industry weightings remain in the traditional growth sectors of health care and technology and in financial. Slower growth and cyclical companies, such as utilities and raw materials, have been underweighted.

     Net assets in the Fund totaled $72.2 million at the end of June, up from $53.0 million a year ago. We greatly appreciate shareholders' continued interest and investment in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Large Cap Growth Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1997, the Fund was invested exclusively in such securities.

                                PORTFOLIO SUMMARY

   Net Asset Value 6/30/97:  $40.39 Per Share
                   6/30/96:  $32.75 Per Share

          Total Net Assets:  $72.23 Million

            Total Dividend:  $ 2.45 Per Share
    Long-Term Capital Gain:  $ 2.42 Per Share
           Ordinary Income:  $ 0.03 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                                   [BAR CHART]

Health Care              19.3
Technology               18.2
Financial                14.4
Consumer
 Non-Durables            11.0
Capital Goods             6.8
Business Equip.
 & Services               5.8
Retail                    5.2
Energy                    4.9
Consumer Services         3.6
Utilities                 1.4
Raw Materials             1.4
Consumer
 Durables                 0.8
Multi-Industry            0.5
Other Assets
 & Liabilities            6.7

                       AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
               ------------------------------------------     --------------------------------------------
                Large Cap      Russell 1000        S&P         Large Cap       Russell 1000         S&P
               Growth Fund     Growth Index     500 Index     Growth Fund      Growth Index      500 Index
               -----------     ------------     ---------     -----------      ------------      ---------
3 Months         20.93%           18.91%          17.46%         20.93%            18.91%          17.46%
 (unannualized)
1 Year           32.36            31.34           34.68          32.36             31.34           34.68
5 Years          17.78            18.96           19.78         126.63            138.22          146.52
10 Years         13.02            14.57           14.65         240.17            289.83          292.56
Inception        16.03            17.51           18.27         807.85            996.71         1106.11
  (9/2/82)


* As of 6/30/97

     PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 AND RUSSELL 1000 GROWTH INDICES.

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/97 would have grown to $90,785 in the Fund, $120,613 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

*    General Electric Co.
*    Pfizer, Inc.
*    Warner Lambert Corp.
*    Gillette Co. (The)
*    Philip Morris Cos., Inc.
*    Intel Corp.
*    Coca Cola Co.
*    Microsoft Corp.
*    Norwest Corp.
*    American International Group, Inc.

     Total number of holdings: 67

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON STOCKS (93.3%) (2)
    BUSINESS EQUIPMENT & SERVICES (5.8%)
        18,500   Ceridian Corp. (3)            $781,625
         7,500   Computer Sciences Corp. (3)    540,937
        18,000   Danka Business Systems p.l.c,
                   A.D.R.                       735,750
        31,500   First Data Corp.             1,384,031
        20,250   Paychex, Inc.                  769,500
                                            -----------
                                              4,211,843
                                            -----------
    CAPITAL GOODS (6.8%)
        42,000   General Electric Co.         2,745,750
        10,000   Owens Corning Corp.            431,250
        16,500   Sundstrand Corp.               920,906
        11,000   Tyco International Ltd.        765,188
                                            -----------
                                              4,863,094
                                            -----------
    CONSUMER DURABLES (0.8%)
        12,000   Harley-Davidson, Inc.          575,250
                                            -----------
    CONSUMER NON-DURABLES (11.0%)
        11,500   Campbell Soup Co.              575,000
        27,000   Coca Cola Co.                1,836,000
        22,000   Gillette Co. (The)           2,084,500
        46,500   Philip Morris Cos., Inc.     2,063,438
        10,000   Proctor & Gamble Co.         1,412,500
                                            -----------
                                              7,971,438
                                            -----------
    CONSUMER SERVICES (3.6%)
        40,500   CUC International, Inc. (3)  1,035,281
         4,000   Loewen Group, Inc.             139,000
        21,000   Marriot International, Inc.  1,288,875
         3,500   Stewart Enterprises, Inc.      147,000
                                            -----------
                                              2,610,156
                                            -----------
    ENERGY (4.9%)
        13,500   Baker Hughes, Inc.             522,281
        14,242   British Petroleum Co., p.l.c,
                   A.D.R.                     1,066,370
         2,500   Dresser Industries, Inc.        93,125
        11,500   Schlumberger Ltd.            1,437,500
         6,000   Transocean Offshore, Inc.      435,750
                                            -----------
                                              3,555,026
                                            -----------
    FINANCIAL (14.4%)
       BANKING (4.7%)
         5,500   Chase Manhattan Corp.          533,844
        10,500   Citicorp                     1,265,906
        28,000   Norwest Corp.                1,575,000
                                            -----------
                                              3,374,750
                                            -----------
       FINANCIAL SERVICES (2.6%)
        34,500   Federal Home Loan Mortgage
                   Corp.                      1,185,938
         9,500   Franklin Resources, Inc.       689,344
                                            -----------
                                              1,875,282
                                            -----------
       INSURANCE (7.1%)
        10,000   Allstate Corp.                 730,000
        10,000   American International Group,
                   Inc.                       1,493,750
        16,000   EXEL Ltd.                      844,000
        17,000   Mercury General Corp.        1,236,750
        17,000   MGIC Investment Corp.          814,937
                                            -----------
                                              5,119,437
                                            -----------
    HEALTH CARE (19.3%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (13.4%)
        21,000   Amgen, Inc. (3)              1,220,625
        11,000   Lilly Eli & Co.              1,202,437
        17,000   Medtronic, Inc.              1,377,000
        20,000   Pfizer, Inc.                 2,390,000
        12,500   Smithkline Beecham, A.D.R.   1,145,313
        19,000   Warner Lambert Corp.         2,360,750
                                            -----------
                                              9,696,125
                                            -----------
       MEDICAL EQUIPMENT/ SUPPLIES (2.7%)
        20,500   Johnson & Johnson            1,319,687
        17,500   Stryker Corp.                  610,313
                                            -----------
                                              1,930,000
                                            -----------
       MEDICAL FACILITIES MANAGEMENT (3.2%)
        13,000   HBO & Co.                      895,375
        29,000   HEALTHSOUTH Rehabilitation
                   Corp. (3)                    723,187
        10,000   Oxford Health Plans,
                   Inc. (3)                     717,500
                                            -----------
                                              2,336,062
                                            -----------
    MULTI-INDUSTRY (0.5%)
        13,500   Whitman Corp.                  341,719
                                            -----------
    RAW MATERIALS (1.4%)
        23,500   Monsanto Co.                 1,011,969
                                            -----------
    RETAIL (5.2%)
        23,500   Federated Department Stores,
                   Inc. (3)                     816,625
        19,000   Gap, Inc.                      738,625
        19,500   Home Depot, Inc. (The)       1,344,281
        10,500   Kohl's Corp. (3)               555,844
         5,500   Walgreen Co.                   294,938
                                            -----------
                                              3,750,313
                                            -----------
    TECHNOLOGY (18.2%)
       AEROSPACE/ DEFENSE (1.8%)
        24,000   Boeing Company               1,273,500
                                            -----------
       COMPUTER RELATED (2.6%)
        20,000   Atmel Corp. (3)                560,000
        20,000   Cisco Systems, Inc. (3)      1,342,500
                                            -----------
                                              1,902,500
                                            -----------

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

       COMPUTER SOFTWARE/ SERVICES (7.1%)
         9,500   Computer Associates
                   International, Inc.         $529,031
        14,000   Microsoft Corp. (3)          1,769,250
        21,500   Oracle Systems Corp. (3)     1,083,063
        22,000   Parametric Technology
                   Corp. (3)                    936,375
         7,000   Peoplesoft Inc. (3)            369,250
         6,000   SAP, A.D.S. (4)                414,900
                                            -----------
                                              5,101,869
                                            -----------
       SEMICONDUCTORS & RELATED (3.5%)
        14,100   Intel Corp.                  1,999,556
        11,000   Xilinx, Inc. (3)               539,688
                                            -----------
                                              2,539,244
                                            -----------
       TELECOMMUNICATIONS & EQUIPMENT (3.2%)
        28,500   Airtouch Communications,
                   Inc.(3)                      780,187
        12,000   Ascend Communications,
                   Inc. (3)                     472,500
        19,000   Tellabs, Inc. (3)            1,061,625
                                              ---------
                                              2,314,312
                                            -----------
    UTILITIES (1.4%)
        26,500   MCI Communications, Inc.     1,014,453
                                            -----------
Total common stocks
    (cost: $39,740,713)                      67,368,342
                                            -----------
SHORT-TERM SECURITIES (5.8%)(2)
       1,398,000 Ford Motor Credit Corp.,
                   5.58%, 7/2/97              1,397,783
       1,321,000 General Motors Accept. Corp.,
                   5.56%, 7/1/97              1,321,000
       1,452,000 Household Finance Corp.,
                   5.58%, 7/3/97              1,451,550
Total short-term securities
    (cost: $4,170,333)                        4,170,333
                                            -----------
Total investments in securities
    (cost: $43,911,046) (7)                 $71,538,675
                                            ===========

         See accompanying notes to portfolios of investments on page 31.

SIT MID CAP GROWTH FUND REVIEW
JUNE 30, 1997

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
   PORTFOLIO MANAGER

     The Sit Mid Cap Growth Fund provided a solid return for its investors during the fiscal year ended June 30, 1997, measuring +17.23%. In comparison, the Russell MidCap Growth Index returned +17.59% and the S&P MidCap 400 Index returned +23.36%. After a challenging first nine months in the fiscal year, which left the Fund with negative returns, the Fund's stocks reversed course in late April, driven upwards by an improving environment for mid cap growth stock investing and value added stock selection. The Fund's annualized returns over the past three years are +26.05% versus +22.42% for the S&P MidCap 400 benchmark and +22.48% for the Russell MidCap Growth Index.

     The financial sector was a significant source of value-added performance. The Fund's banking, financial services and insurnace company holdings returned +62% on average versus +51% for the peer group. Attractive returns were also enjoyed in the capital goods and consumer services sector. In a reversal since our last annual report, technology stocks underperformed during this fiscal year. However, technology remains a premier area for growth stock investors, and retains its position as the most heavily weighted sector in the portfolio. Computer software and semiconductors are also key areas for investment.

     Our long-term investment philosophy is demonstrated by the fact that seven of the Fund's top ten holdings at this fiscal year end were also top ten holdings at the end of the 1996 fiscal year. We continue to target investments in companies with superior long-term earnings growth performance across many industry sectors. This is evidenced by the fact that the Fund's investment holdings have a projected earnings growth rate of 31% during 1997 and 29% in 1998 versus 9% and 7%, respectively, for the S&P 500. Despite this much faster growth, the Fund's valuation of 21.2 times estimated 1998 earnings is only modestly above the 19.5 times multiple of the market overall. Over time, stock performance parallels earnings performance, which we believe will drive attractive absolute returns for the Fund's stocks and investors.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                                PORTFOLIO SUMMARY

   Net Asset Value 6/30/97:  $ 15.43 Per Share
                   6/30/96:  $ 15.58 Per Share

          Total Net Assets:  $386.54 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                                   [BAR CHART]

Technology                    23.1
Financial                     21.9
Health Care                   16.7
Business Equipment
  & Services                  12.6
Consumer Services              7.5
Energy                         7.4
Capital Goods                  2.5
Retail                         2.3
Consumer Durables              2.0
Transportation                 1.1
Consumer Non-
  Durables                     0.5
Other Assets
  & Liabilities                2.4

                       AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
               --------------------------------------------      ------------------------------------------
                 Mid Cap      Russell Mid Cap    S&P MidCap        Mid Cap     Russell Mid Cap   S&P MidCap
               Growth Fund     Growth Index       400 Index      Growth Fund    Growth Index     400 Index
               -----------     ------------       ---------      -----------    ------------     ---------
3 Months          20.27%           14.72%          14.70%           20.27%         14.72%           14.70%
  (unannualized)
1 Year            17.23            17.59           23.36            17.23          17.59            23.36
5 Years           16.82            17.35           17.61           117.53         122.55           124.98
10 Years          13.59            13.22           15.25           257.59         245.98           313.50
Inception         19.06              n/a           18.45          1231.37            n/a          1133.54
  (9/2/82)


*  As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P MIDCAP 400 AND RUSSELL MID CAP GROWTH INDICES.


                                GROWTH OF $10,000

                               [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/97 would have grown to $133,137 in the Fund or $123,354 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

*    Mercury General Corp.
*    TCF Financial Corp.
*    HBO & Co.
*    MGIC Investment Corp.
*    Parametric Technology, Inc.
*    T. Rowe Price & Associates
*    Oxford Health Plans, Inc.
*    Peoplesoft, Inc.
*    Promus Hotel Corp.
*    Stewart Enterprises, Inc.

     Total number of holdings:  57

SIT MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON & PREFERRED STOCKS (97.6%) (2)
    BUSINESS EQUIPMENT & SERVICE (12.6%)
       176,500   Accustaff, Inc. (3)        $ 4,180,844
       204,200   Ceridian Corp. (3)           8,627,450
        80,000   Computer Sciences Corp. (3)  5,770,000
       154,800   COREStaff, Inc. (3)          4,179,600
       268,000   Dendrite International,
                   Inc. (3)                   4,422,000
       205,600   Fiserv, Inc. (3)             9,174,900
        82,000   National Data Corp.          3,551,625
       235,800   Paychex, Inc.                8,960,400
                                           ------------
                                             48,866,819
                                           ------------
    CAPITAL GOODS (2.5%)
       229,500   Crane Co.                    9,595,969
                                           ------------
    CONSUMER DURABLES (2.0%)
       162,500   Harley-Davidson, Inc.        7,789,844
                                           ------------
    CONSUMER NON-DURABLES (0.5%)
        53,000   BMC Industries, Inc.         1,815,250
                                           ------------
    CONSUMER SERVICES (7.5%)
       226,000   Loewen Group, Inc.           7,853,500
       280,000   Promus Hotel Corp. (3)      10,850,000
       247,500   Stewart Enterprises, Inc.   10,395,000
                                           ------------
                                             29,098,500
                                           ------------
    ENERGY (7.4%)
       111,500   Camco International, Inc.    6,104,625
       174,000   Noble Affiliates, Inc.       6,731,625
       119,200   Transocean Offshore Drilling,
                   Inc.                       8,656,900
        80,500   Triton Energy Corp. (3)      3,687,906
       108,500   United Meridian Corp. (3)    3,255,000
                                           ------------
                                             28,436,056
                                           ------------
    FINANCIAL (21.9%)
       BANKING (3.7%)
       293,000   TCF Financial Corp.         14,466,875
                                           ------------
       FINANCIAL SERVICES (5.2%)
        87,500   First American Corp. -
                   Tennessee                  3,357,813
       116,300   Green Tree Financial Corp.   4,143,188
       242,500   T. Rowe Price & Associates  12,519,063
                                           ------------
                                             20,020,064
                                           ------------
       INSURANCE (13.0%)
       105,000   Ace, Ltd.                    7,756,875
       119,600   CMAC Investment Corp.        5,710,900
       203,500   Mercury General Corp.       14,804,625
       282,000   MGIC Investment Corp.      $13,518,375
        93,500   Mutual Risk Mgmt. Ltd.       4,289,313
        37,500   Republic NY Corp.            4,031,250
                                           ------------
                                             50,111,338
                                           ------------
    HEALTH CARE (16.7%)
       BIOTECHNOLOGY/PHARMACEUTICALS (6.0%)
       214,000   Biogen, Inc. (3)             7,249,250
       178,500   Cephalon, Inc. (3)           2,052,750
         1,000   Dura Pharmaceuticals,
                   Inc. (3)                       39,875
       210,500   Elan Corp., p.l.c.,
                   A.D.R. (3)                 9,525,125
       106,500   Vertex Pharmaceuticals (3)   4,073,625
                                           ------------
                                             22,940,625
                                           ------------
       MEDICAL FACILITIES MANAGEMENT (10.7%)
         1,000   FPA Medical Management,
                   Inc. (3)                      23,688
       205,000   HBO & Co.                   14,119,375
        69,000   HCIA, Inc. (3)               2,311,500
       337,000   HEALTHSOUTH Rehabilitation
                   Corp. (3)                  8,403,938
       208,000   Medic Computer Systems,
                   Inc.  (3)                  4,628,000
       166,500   Oxford Health Plans,
                   Inc. (3)                  11,946,375
                                           ------------
                                             41,432,876
                                           ------------
    RETAIL (2.3%)
       140,000   Kohls Corp. (3)              7,411,250
       145,000   PETsMART, Inc. (3)           1,667,500
                                           ------------
                                              9,078,750
                                           ------------
    TECHNOLOGY (23.1%)
       COMPUTER RELATED (3.4%)
       101,000   3Com Corp. (3)               4,545,000
       178,600   Electronics For Imaging,
                   Inc. (3)                   8,438,850
                                           ------------
                                             12,983,850
                                           ------------
       COMPUTER SOFTWARE/SERVICES (11.4%)
       113,900   ASM Lithography Holdings,
                   Inc. (3)                   6,663,150
       101,000   Aspen Technology, Inc. (3)   3,800,125
        92,500   Baan Co., N.V. (3)           6,370,937
       127,000   Business Objects, S.A.,
                   A.D.R. (3)                 1,238,250
        92,500   Legato Systems, Inc. (3)     1,711,250
       297,500   Parametric Technology,
                   Inc. (3)                  12,662,344
       217,500   Peoplesoft, Inc. (3)        11,473,125
                                           ------------
                                             43,919,181
                                           ------------
       SEMICONDUCTORS & RELATED (5.1%)
       376,500   Analog Devices, Inc. (3)    10,000,781
       197,800   Xilinx, Inc. (3)             9,704,563
                                           ------------
                                             19,705,344
                                           ------------

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

       TELECOMMUNICATIONS & EQUIPMENT (3.2%)
       272,000   ADC Telecommunications,
                   Inc.(3)                   $9,078,000
       286,500   Paging Network, Inc. (3)     2,515,828
        59,000   PairGain Technologies,
                   Inc. (3)                     914,496
                                           ------------
                                             12,508,324
                                           ------------
    TRANSPORTATION (1.1%)
       115,500   Caliber Systems, Inc.        4,302,375
                                           ------------
 Total common stocks
    (cost:  $235,189,667)                   377,072,040
                                           ------------
 SHORT-TERM SECURITIES (3.0%) (2)
     2,860,000   Ford Motor Credit Corp.,
                   5.58%, 7/1/97              2,860,000
     2,000,000   Household Finance Corp.,
                   6.08%, 7/1/97              2,000,000
       880,000   Sit Money Market Fund,
                   5.18% (6)                    880,000
     5,768,000   Sears Roebuck Accept. Corp.,
                   5.62%, 7/2/97              5,767,100
                                           ------------
 Total short-term securities
    (cost:  $11,507,100)                     11,507,100
                                           ------------
Total investments in securities
    (cost: $246,696,767) (7)               $388,579,140
                                           ============

         See accompanying notes to portfolios of investments on page 31.

SIT SMALL CAP GROWTH FUND REVIEW
JUNE 30, 1997

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

     As was the case for small capitalization investing in general, returns for the Sit Small Cap Growth Fund during the fiscal year ended June 30, 1997 were positive but did not keep pace with the returns of large capitalization stocks. For the year, the Fund returned +2.37% compared to a +16.33% return for the Russell 2000 Index and +4.61% return for the Russell 2000 Growth Index. The Russell 2000 Growth Index return lagged the +28.0% return of the Russell 2000 Value Index. This significant performance differential is rare and likely closes as a slowing economy makes earnings growth more difficult, thus favoring growth stocks that can deliver consistent and robust earnings gains.

     July 1st marks the three year anniversary of the Fund, over which the Fund's net asset value has approximately doubled. Through June 30th, the Fund achieved a +26.01% annualized return which compares favorably with the +19.93% return of the Russell 2000 Index and the +18.50% return of the Russell 2000 Growth Index.

     During the year, strong positive returns were garnered from stocks in the financial sector. The Fund's holdings in this group returned +37% on average, well in excess of the +9% return of the average small cap financial industry growth stock. Similarly, good stock and sector selection in both technology and energy enhanced returns. A difficult environment for health care information services providers hindered returns in the health care sector. We believe the issues surrounding these companies are transitory in nature, and we remain committed to the sector which comprised 17.8% of the holdings at fiscal year end. In terms of sector adjustments during the year, financials increased by 5 percentage points and energy by 4 percentage points. Health care and business equipment & services had declining weights.

     The Fund's holdings possess an appealing combination of high earnings growth and attractive relative valuation, with earnings forecast to grow by +33% in 1997 and +40% in 1998, yet the stocks are valued at just 18.0 times 1998 estimated earnings. It is uncommon for small cap stocks to carry price/earnings ratios below that of the broader market, as is the case today with the S&P 500 price/earnings ratio at 19.5 times 1998 estimated earnings. We believe this creates significant potential for the portfolio.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

   Net Asset Value 6/30/97:  $18.89 Per Share
                   6/30/96:  $19.27 Per Share

          Total Net Assets:  $58.36 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                                   [BAR CHART]

Technology               28.5
Health Care              17.8
Financial                17.1
Consumer Services         9.8
Energy                    8.3
Capital Goods             6.0
Business Equipment
  & Services              3.7
Consumer
  Non-Durables            0.9
Retail                    0.4
Other Assets
  & Liabilities           7.5

                       AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
               --------------------------------------------      --------------------------------------------
                Small Cap     Russell 2000     Russell 2000       Small Cap     Russell 2000     Russell 2000
               Growth Fund        Index        Growth Index      Growth Fund       Index         Growth Index
                ---------     ------------     ------------       ---------     ------------     ------------
3 Months          19.71%          16.21%          17.56%            19.71%         16.21%            17.56%
  (unannualized)
1 Year             2.37           16.33            4.61              2.37          16.33              4.61
Inception         26.01           19.93           18.50            100.06          72.50             66.49
  (7/1/94)


*  As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDICES.


                                GROWTH OF $10,000

                               [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/97 would have grown to $20,006 in the Fund or $17,250 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

*    Imnet Systems, Inc.
*    Anadigics, Inc.
*    Tecnomatix Technologies, Ltd.
*    Integrated Process Equipment Corp.
*    Aspen Technology, Inc.
*    Imperial Credit Industries, Inc.
*    RSCB Financial, Inc.
*    Provident Bankshares Corp.
*    Community First Bankshares, Inc.
*    Cardio Thoracic Systems, Inc.

     Total number of holdings:  55

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON STOCKS (92.5%) (2)
    BUSINESS EQUIPMENT & SERVICES (3.7%)
        91,900   Commodore Applied
                   Technologies, Inc. (3)      $545,656
       128,500   Commodore Applied
                   Technologies, Inc.,
                   (warrants) (3)               176,687
        17,000   On Assignment, Inc. (3)        663,000
        52,500   Transaction Network Services,
                   Inc. (3)                     741,563
                                            -----------
                                              2,126,906
                                            -----------
    CAPITAL GOODS (6.0%)
        17,500   DT Industries, Inc.            625,625
        43,000   Dendrite Intl, Inc. (3)        709,500
        27,500   Triumph Group, Inc. (3)        852,500
        60,500   Rohr Industries, Inc. (3)    1,327,219
                                            -----------
                                              3,514,844
                                            -----------
    CONSUMER NON-DURABLES (0.9%)
        33,500   Northland Cranberries, Inc.    540,187
                                            -----------
    CONSUMER SERVICES (9.8%)
        22,000   American Radio Systems
                   Corp. (3)                    877,250
        27,500   Carriage Services, Inc. (3)    598,125
        37,000   Central European Media
                   Enterprises, Ltd. (3)        962,000
        15,700   Chancellor Broadcasting
                   Class A (3)                  628,000
        40,000   Equity Corp. International
                   (3)                          967,500
        51,000   HA-LO Industries, Inc. (3)   1,204,875
        25,500   York Group, Inc. (The)         478,125
                                            -----------
                                              5,715,875
                                            -----------
    ENERGY (8.3%)
        43,000   Marine Drilling Company,
                   Inc. (3)                     843,875
        29,000   Newfield Exploration Co. (3)   580,000
        37,000   Newpark Resources, Inc. (3)  1,248,750
        65,500   Oceaneering International,
                   Inc. (3)                   1,211,750
        41,000   Swift Energy Co. (3)           978,875
                                            -----------
                                              4,863,250
                                            -----------
    FINANCIAL (17.1%)
       FINANCIAL SERVICES (12.3%)
        39,500   Community First Bankshares,
                   Inc.                       1,515,812
        78,500   Imperial Credit Industries,
                   Inc.(3)                    1,614,156
        37,275   Provident Bankshares Corp.   1,551,572
        20,100   Queens County Bankcorp, Inc.   914,550
        33,000   RCSB Financial, Inc.         1,579,875
                                            -----------
                                              7,175,965
                                            -----------
       INSURANCE (4.8%)
        26,500   Allied Group, Inc.           1,007,000
        16,600   CMAC Investment Corp.          792,650
        16,400   Executive Risk, Inc.           852,800
         4,000   Life Re. Corp.                 186,500
                                            -----------
                                              2,838,950
                                            -----------
    HEALTH CARE (17.8%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (3.7%)
        28,000   Dura Pharmaceuticals,
                   Inc. (3)                   1,116,500
       102,500   Regeneron Pharmaceuticals,
                   Inc. (3)                   1,037,813
                                            -----------
                                              2,154,313
                                            -----------
       MEDICAL EQUIPMENT/ SUPPLIES (6.2%)
        22,600   Alkermes, Inc. (3)             327,700
       108,000   Cardio Thoracic Systems,
                   Inc. (3)                   1,512,000
        53,500   FemRx, Inc. (3)                200,625
        29,000   I-Stat Corp. (3)               496,625
       220,300   Innerdyne, Inc. (3)            684,995
        66,500   Neuromedical Systems,
                   Inc. (3)                     367,828
                                            -----------
                                              3,589,773
                                            -----------
       MEDICAL FACILITIES MANAGEMENT (7.9%)
        19,461   HBO & Co.                    1,340,359
        25,000   HCIA, Inc. (3)                 837,500
        79,000   Imnet Systems, Inc. (3)      2,453,938
                                            -----------
                                              4,631,797
                                            -----------
    RETAIL (0.4%)
        45,000   Quality Dining, Inc. (3)       210,938
                                            -----------
    TECHNOLOGY (28.5%)
       COMPUTER SOFTWARE/ SERVICES (13.5%)
        22,500   Alternative Resources
                   Corp. (3)                    458,438
        44,000   Aspen Technology, Inc. (3)   1,655,500
        61,000   BDM International, Inc. (3)  1,403,000
        51,500   Legato Systems, Inc. (3)       952,750
        52,000   Scopus Technology (3)        1,163,500
        68,000   Technomatix Technologies,
                   Ltd. (3)                   2,210,000
                                            -----------
                                              7,843,188
                                            -----------
       SEMICONDUCTORS & RELATED (8.4%)
        82,000   Integrated Process Equipment
                   Corp. (3)                  2,075,625
        38,000   PRI Automation, Inc. (3)     1,441,625
        30,500   Tower Semiconductors
                   Ltd. (3)                     366,000
        17,000   Uniphase Corp. (3)             990,250
                                            -----------
                                              4,873,500
                                            -----------

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

       TELECOMMUNICATIONS & EQUIPMENT (6.6%)
        71,500   Anadigics, Inc. (3)         $2,216,500
        50,000   Arch Communications Group,
                   Inc. (3)                     381,250
        38,500   Gilat Satellite Networks,
                   Ltd. (3)                   1,280,125
                                            -----------
                                              3,877,875
                                            -----------
Total common stocks
    (cost: $40,802,033)                      53,957,361
                                            -----------
SHORT-TERM SECURITIES (7.3%) (2)
       637,000   Ford Motor Credit Corp.,
                   5.58%, 7/1/97                637,000
      1,418,000  Household Finance Corp.,
                   5.58%, 7/3/97              1,417,560
      1,500,000  Sears Roebuck Acceptance
                   Corp., 5.62%, 7/2/97       1,499,766
        710,000  Sit Money Market Fund,
                   5.18% (6)                    710,000
                                            -----------
Total short-term securities
    (cost: $4,264,326)                        4,264,326
                                            -----------
Total investments in securities
    (cost: $45,066,359) (7)                 $58,221,687
                                            ===========

         See accompanying notes to portfolios of investments on page 31.

SIT BALANCED FUND REVIEW
JUNE 30, 1997

[PHOTO]
PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Balanced Fund posted strong performance during the fiscal year ended June 30, 1997. The Fund's total return of +22.42% matched the +20.47% return of the Lipper Balanced Fund Index, and ranked in the 20th percentile out of 303 such funds. For 3 years, the Fund's +19.59% return was in the 6th percentile out of 184 funds.

     As of June 30, 1997, the asset allocation of the Fund in equities was 59%, down slightly from 60% at the end of the previous fiscal year. Fixed income securities increased slightly to 38% from 37%, while cash reserve instruments were unchanged at a relatively small 3% of assets.

     The U.S. stock market rose more than +30% over the past 12 months based on a continuing strong economy, better-than-expected inflation, stable Federal Reserve Board policy and satisfactory profit gains. We expect a continuation of moderate economic growth and contained inflation, two conditions generally favorable for financial asset investing, in general, and for growth stocks, in particular.

     Within the equity portion of the portfolio, we believe the relative attractiveness of companies with strong and predictable earnings growth rates is likely to continue in a moderate growth/moderate inflation economy and have positioned the Sit Balanced Fund accordingly. Significant industry weighting changes during the year included increases in health care and financial and reductions in technology and business equipment & services. Our heaviest industry weightings remain in the traditional growth sectors of health care and technology and in financial.

     Within the fixed income portion of the portfolio, the most significant sector shift involved reducing the Fund's mortgage pass-through and U.S. Treasury holdings and purchasing additional corporate bonds. As of June 30, 1997, the Fund's fixed income holdings as a whole were more sensitive to price movements than the Lehman Aggregate Bond Index.

     The Sit Balanced Fund has performed well over time in its segment of the mutual fund marketplace, and we thank shareholders for their interest and participation.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

   Net Asset Value 6/30/97:   $14.93 Per Share
                   6/30/96:   $12.57 Per Share

          Total Net Assets:   $ 5.10 Million

            Total Dividend:   $ 0.39 Per Share
    Long Term Capital Gain:   $ 0.07 Per Share
           Ordinary Income:   $ 0.32 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                                   [PIE CHART]

Stocks:      58.8%
Bonds:       42.2% (Bonds & Cash)

                      AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
               -----------------------------------------     ----------------------------------------
               Balanced    Lehman Aggregate       S&P        Balanced    Lehman Aggregate      S&P
                 Fund         Bond Index       500 Index       Fund         Bond Index      500 Index
               --------    ----------------    ---------     --------    ----------------   ---------
3 Months         13.61%         3.67%           17.46%         13.61%          3.67%          17.46%
  (unannualized)
1 Year           22.42          8.15            34.68          22.42           8.15           34.68
3 Year           19.59          8.53            28.85          71.05          27.83          113.94
Inception        15.04          6.07            23.06          63.24          22.88          106.70
  (12/31/93)


* As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/97 would have grown to $16,324 in the Fund, $12,288 in the Lehman Aggregate Bond Index or $20,670 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

STOCKS
*    General Electric Co.
*    Pfizer, Inc.
*    Philip Morris Cos., Inc.
*    Gillette Co.
*    Coca-Cola Co.

BONDS
*    U.S. Treasury Note, 7.25%, 05/15/04
*    U.S. Treasury Note, 5.875%, 11/15/05
*    Ford Motor Credit Corp., 9.14%, 12/30/14
*    EquiVantage 1996-3 A3, 7.70%, 9/25/27
*    ContiMortgage Home Equity Loan Trust
          1996-1 A7, 7.00%, 3/15/27

     Total number of holdings: 106

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON STOCKS (58.8%) (2)
    BUSINESS EQUIPMENT & SERVICES (3.2%)
         1,000   Ceridian Corp. (3)            $ 42,250
           700   Danka Business Systems p.l.c,
                   A.D.R.                        28,613
         1,500   First Data Corp.                65,906
           750   Paychex, Inc.                   28,500
                                             ----------
                                                165,269
                                             ----------
    CAPITAL GOODS (5.0%)
         2,000   General Electric Co.           130,750
           500   Owens Corning Corp. (3)         21,563
           800   Sundstrand Corp.                44,650
           800   Tyco International Ltd.         55,650
                                             ----------
                                                252,613
                                             ----------
    CONSUMER DURABLES (0.5%)
           500   Harley-Davidson, Inc.           23,969
                                             ----------

    CONSUMER NON-DURABLES (7.5%)
           500   Campbell Soup Co.               25,000
         1,300   Coca Cola Co.                   88,400
         1,000   Gillette Co. (The)              94,750
         2,400   Philip Morris Cos., Inc.       106,500
           500   Proctor & Gamble Co.            70,625
                                             ----------
                                                385,275
                                             ----------
    CONSUMER SERVICES (2.1%)
         2,000   CUC International, Inc. (3)     51,125
           900   Marriot International, Inc.     55,238
                                             ----------
                                                106,363
                                             ----------
    ENERGY (3.1%)
           500   Baker Hughes, Inc.              19,344
         1,038   British Petroleum p.l.c.,
                   A.D.R.                        77,720
           500   Schlumberger Ltd.               62,500
                                             ----------
                                                159,564
                                             ----------
    FINANCIAL (9.5%)
       BANKING (3.1%)
           300   Chase Manhattan Corp.           29,119
           500   Citicorp                        60,281
         1,200   Norwest Corp.                   67,500
                                             ----------
                                                156,900
                                             ----------
       FINANCIAL SERVICES (1.5%)
         1,500   Federal Home Loan Mortgage
                   Corp.                         51,563
           400   Franklin Resources, Inc.        29,025
                                             ----------
                                                 80,588
                                             ----------
       INSURANCE (4.9%)
           500   Allstate Corp.                  36,500
           500   American International Group,
                   Inc.                          74,688
         1,000   EXEL Ltd.                       52,750
           700   Mercury General Corp.           50,925
           800   MGIC Investment Corp.           38,350
                                             ----------
                                                253,213
                                             ----------
    HEALTH CARE (12.0%)
       BIOTECHNOLOGY/ PHARMACEUTICALS (7.9%)
         1,000   Amgen, Inc. (3)                 58,125
           500   Lilly Eli & Co.                 54,656
           800   Medtronic, Inc.                 64,800
           900   Pfizer, Inc.                   107,550
           600   Smithkline Beecham, A.D.R.      54,975
           500   Warner Lambert Co.              62,125
                                             ----------
                                                402,231
                                             ----------
       MEDICAL EQUIPMENT/ SUPPLIES (1.9%)
         1,000   Johnson & Johnson               64,375
         1,000   Stryker Corp.                   34,875
                                             ----------
                                                 99,250
                                             ----------
       MEDICAL FACILITIES MANAGEMENT (2.2%)
           600   HBO & Co.                       41,325
         1,400   HEALTHSOUTH Rehabilitation
                   Corp. (3)                     34,913
           500   Oxford Health Plans, Inc. (3)   35,875
                                             ----------
                                                112,113
                                             ----------
    MULTI-INDUSTRY (0.2%)
           500   Whitman Corp.                   12,656
                                             ----------

    RAW MATERIALS (0.9%)
         1,000   Monsanto Co.                    43,062
                                             ----------

    RETAIL (3.1%)
         1,300   Federated Department Stores,
                   Inc. (3)                      45,175
           800   Gap, Inc.                       31,100
           700   Home Depot, Inc. (The)          48,256
           500   Kohl's Corp. (3)                26,469
           100   Walgreen Co.                     5,363
                                             ----------
                                                156,363
                                             ----------
    TECHNOLOGY (10.9%)
       AEROSPACE/ DEFENSE (0.9%)
           900   Boeing Company                  47,756
                                             ----------
       COMPUTER RELATED (2.4%)
         1,000   Atmel Corp. (3)                 28,000
         1,000   Cisco Systems, Inc. (3)         67,125
           500   Hewlett Packard Co.             28,000
                                             ----------
                                                123,125
                                             ----------
       COMPUTER SOFTWARE/ SERVICES (3.9%)
           300   Computer Associates
                   International, Inc.           16,706
           600   Microsoft Corp. (3)             75,825
         1,100   Oracle Systems Corp. (3)        55,413
           800   Parametric Technology Corp. (3) 34,050
           300   PeopleSoft, Inc. (3)            15,825
                                             ----------
                                                197,819
                                             ----------
       SEMICONDUCTORS & RELATED (2.0%)
           600   Intel Corp.                     85,087
                                             ----------

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

           291   Xilinx, Inc. (3)               $14,277
                                             ----------
                                                 99,364
                                             ----------
       TELECOMMUNICATIONS EQUIPMENT (1.7%)
           500   Ascend Communications,
                   Inc. (3) 19,688
         1,400   Airtouch Communications,
                   Inc. (3)                      38,325
           500   Tellabs, Inc. (3)               27,938
                                             ----------
                                                 85,951
                                             ----------
    UTILITIES (0.8%)
         1,000   MCI Communications, Inc.        38,281
                                             ----------

Total common stocks (cost: $1,773,928)        3,001,725
                                             ----------
BONDS (38.3%) (2)
    U.S. TREASURY (9.6%)
                 U.S. Treasury Note:
        25,000     8.25%, 7/15/98                25,595
       225,000     7.25%, 5/15/04               234,567
       200,000     5.875%, 11/15/05             191,264
        25,000   U.S. Treasury Coupon Strip,
                   6.93% Effective Yield on
                   Purchase Date, 11/15/04       15,556
        25,000   U.S. Treasury Coupon Strip,
                   6.865% Effective Yield on
                   Purchase Date, 05/15/09       11,302
        50,000   U.S. Treasury Coupon Strip,
                   7.14% Effective Yield on
                   Purchase Date, 02/15/19       11,271
                                             ----------
                                                489,555
                                             ----------
    ASSET-BACKED SECURITIES (6.2%)
                 Advanta Mortgage Loan Trust:
        25,000     1995-3 A5, 7.37%, 2/25/27     24,684
        50,000     1996-1 A7, 7.07%, 3/25/27     48,516
        50,000   Cityscape Home Equity Loan Tr.,
                   1996-3 A8, 7.65%, 9/25/25     50,180
        74,999   ContiMortgage Home Equity Loan
                   Tr., 1996-1 A7, 7.00%,
                   3/15/27                       72,355
        25,000   EQCC Home Equity Loan Tr.,
                   Series 1996-1, 6.93%,
                   3/15/27                       24,215
        75,000   EquiVantage, 1996-3 A3, 7.70%,
                   9/25/27                       76,450
        20,000   Green Tree Corp., Series
                   1995-5, 7.25%, 9/15/25        20,013
                                             ----------
                                                316,413
                                             ----------
    CLOSED-END FUNDS (1.5%)
           600   American Strategic Income I      6,900
         2,700   American Strategic Income II    31,050
         3,600   American Strategic Income III   40,050
                                             ----------
                                                 78,000
                                             ----------
    CORPORATE BONDS (8.4%)
        70,000   Ford Motor Credit Corp.,
                   9.14%, 12/30/14               76,650
        50,000   Martin Marietta/Lockheed,
                   7.000%, 3/15/11               48,188
                 Nationwide Health Properties:
        50,000     Series B, 7.23%, 11/08/06     49,000
        25,000     8.67%, 3/1/05                 26,625
        50,000   Price Reit Inc., 7.50%,
                   11/05/06                      50,375
        50,441   Salomon CPI Index Bond,
                   3.650%, 2/14/02               48,937
        50,000   Security Capital Indl. Trust,
                   8.650%, 5/15/16               53,625
        25,000   Security Capital Pacific Trust,
                   7.55%, 8/1/08                 25,531
        50,000   Washington Mutual Capital,
                   8.375%, 6/01/27               50,812
                                             ----------
                                                429,743
                                             ----------
    MORTGAGE PASS-THROUGH SECURITIES (11.6%)
       FEDERAL NAT'L MORTGAGE ASSOC. (1.0%)
        49,400   9.00%, 1/1/17                   51,835
                                             ----------
       GOVERNMENT NAT'L MORTGAGE ASSOC. (7.2%)
        44,476   9.00%, 6/15/11                  46,481
        34,463   9.00%, 12/15/18                 36,258
        41,702   9.00%, 10/15/19                 43,884
        46,401   9.25%, 9/15/01                  49,082
        42,723   9.50%, 1/15/04                  45,480
        66,805   9.50%, 11/15/04                 71,076
         5,545   9.75%, 2/20/01                   5,863
        17,559   10.00%, 9/15/99                 18,143
        19,641   11.25%, 10/15/00                20,927
        19,649   11.25%, 10/15/11                21,276
         7,035   11.75%, 3/15/00                  7,495
                                             ----------
                                                365,965
                                             ----------
       COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%)
        50,000   FHLMC (REMIC) Ser. 1173,
                   6.50%, 11/15/21               46,421
        50,000   FNMA 1994-38 Pac, 6.65%,
                   12/25/23                      48,200
                 Vendee Mortgage Trust:
         8,269     1992-1 2B, 7.75%, 9/15/10      8,301
        25,000     1996-2 1D, 6.75%, 11/15/15    24,587
        50,000     1996-2 1E, 6.75%, 5/15/20     48,255
                                             ----------
                                                175,764
                                             ----------
TRUST PREFERRED SECURITIES (1.0%)
                 Allstate Financing:
         1,000     7.95%, 12/1/26                25,000
        25,000     7.83%, 12/1/45                24,281
                                             ----------
                                                 49,281
                                             ----------
Total bonds (cost: $1,942,865)                1,956,556
                                             ----------
Total investments in securities
    (cost: $3,716,793) (7)                   $4,958,281
                                             ==========

         See accompanying notes to portfolios of investments on page 31.

SIT INTERNATIONAL GROWTH FUND REVIEW
JUNE 30, 1997

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit International Growth Fund's investment return for the year ended June 30, 1997, was +17.0%, compared to the EAFE index return of +12.8%. The Fund's outperformance was attributable to substantial return contributions made by holdings in Europe. The partial currency hedging against the D-Mark also had a positive impact. Non-EAFE markets, especially Taiwan and Brazil, made positive contributions to the outperformance.

     During the quarter the European weighting continued to account for approximately 48% of total portfolio assets, up sharply from approximately 35% a year ago with the UK holdings rising to 12% from less than 6%. Our strategy continues to focus on companies restructuring and undertaking investment-driven expansion into the fast growing economies. Major structural trends, ranging from pension reforms, shift to equities from fixed income investments, privatization programs and management focus on shareholder value enhancement, are moving forward in continental Europe.

     In Japan the Portfolio's new additions of high-quality blue-chip companies provided significant returns in the quarter. The Japan weighting increased to 23.1% at mid-year (71.4% relative to the Index average) from 16.7% at the end of the March quarter. Our Japanese portfolio should add value to the overall return through stock selection, even though the market index may still be vulnerable to a fragile economy and weak banking system.

     The duration and magnitude of currency-related problems in Southeast Asia should be limited given such positive factors as: (I) governments maintain conservative fiscal policies, (II) the trade account should improve in response to a rebound in G7 economies, and (III) currency devaluation should provide a boost for exports. We are looking towards selecting attractively valued long-term holdings in Asia.

     Latin America continued to provide substantial returns as the region's fundamentals benefited from the favorable market trends in the U.S. Our higher asset allocation in Latin America has been based on the improvement in liquidity as a result of improving trade balance, stable currencies and firm fiscal discipline. Our weighting was increased to approximately 6% from 3% at December 31, 1996.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

Net Asset Value    6/30/97:  $18.57 Per Share
                   6/30/96:  $16.29 Per Share

          Total Net Assets:  $99.28 Million


                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

                 SIT INT'L    MORGAN STANLEY
                GROWTH FUND     EAFE INDEX
                -----------     ----------

Europe Other       24.6            23.4
France, Germany
  & UK             23.8            33.3
Pacific Basin      16.5            10.2
Japan              23.1            33.1
Latin America       6.3             0.0
Other Assets
  & Liabilities     5.7             0.0

                        AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*
                 --------------------------------------------      ---------------------------------------------
                                  Morgan Stanley                                    Morgan Stanley
                 International     Capital Int'l     Lipper        International     Capital Int'l      Lipper
                  Growth Fund       EAFE Index     Int'l Fund       Growth Fund       EAFE Index      Int'l Fund
                  -----------       ----------     ----------       -----------       ----------      ----------
3 Months            13.37%            12.98%         11.21%           13.37%            12.98%         11.21%
  (unannualized)
1 Year              17.04             12.84          20.01            17.04             12.84          20.01
3 Years             11.64              9.12          12.59            39.13             29.94          42.74
5 Years             14.39             12.83          13.31            95.83             82.86          86.75
Inception           13.95              9.23          12.49           109.54             64.99          94.85
  (11/1/91)


* As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                            ( % of total net assets)

Health Care         17.4
Utilities           14.5
Technology          14.4
Financial           13.9
Consumer
  Services           7.7
Consumer
  Non-Durables       6.2
Retail               6.0
Business Equip.
  & Services         5.7
Multi-Industry       4.5
Shelter              1.8
Capital Goods        1.6
Consumer
  Durables           0.5
Raw Materials        0.1
Other Assets
  & Liabilities      5.7


                                GROWTH OF $10,000

                               [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/97 would have grown to $20,954 in the Fund or $16,499 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

                               10 LARGEST HOLDINGS

*    Canon, Inc., A.D.R.
*    Lloyds TSB Group
*    Matsushita Kotobuki
*    Citic Pacific, Ltd.
*    Zurich Insurance
*    Aegon N.V., A.D.R.
*    Empresa Nacional De Electricidad, A.D.R.
*    Nutricia
*    Banyu Pharmaceuticals
*    Secom Co.

     Total number of holdings:  77


QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON & PREFERRED STOCKS (94.3%) (2)
    ASIA (39.6%)
       AUSTRALIA (0.9%)
       183,600   Colonial, Ltd. (Financial)
                   (3)(4)                      $469,180
        50,000   Smith, Howard (Consumer
                   Durables)                    476,311
                                            -----------
                                                945,491
                                            -----------
       HONG KONG (5.4%)
        30,200   Concordia Paper, A.D.R.
                   (Raw Materials) (3)(5)       101,925
       318,000   Citic Pacific Ltd.
                   (Multi-Industry)           1,986,653
       285,600   Hong Kong & China Gas
                   (Utilities)                  571,399
        33,600   HSBC Holdings (Financial)    1,010,520
       201,000   Hutchison Whampoa
                   (Multi-Industry)           1,738,283
                                            -----------
                                              5,408,780
                                            -----------
       JAPAN (23.1%)
       109,000   Banyu Pharmaceuticals
                   (Health Care)              1,911,530
        20,100   Canon, Inc., A.D.R. (Business
                   Equipment & Service)       2,743,650
           161   DDI Corp. (Utilities)        1,188,378
        65,000   Matsushita Kotobuki
                   (Technology)               2,155,041
        27,000   Murata Manufacturing Co.,
                   Ltd. (Capital Goods)       1,074,205
            38   NTT Data Communications
                   Systems Co. (Utilities)    1,468,743
        22,400   Orix Corp. (Financial)       1,659,259
        43,000   Sankyo Co. (Health Care)     1,444,401
        26,000   Secom Co. (Consumer
                   Services)                  1,907,778
        23,000   Seven Eleven Japan (Retail)  1,737,818
        18,000   Sony Corp. (Consumer
                   Non-Durables)              1,568,905
        50,000   Takeda Chemical Industries
                   (Health Care)              1,404,703
        18,000   TDK Corp. (Electronic
                   Equipment)                 1,320,770
        28,600   Tokyo Electron Ltd.
                   (Technology)               1,367,430
                                            -----------
                                             22,952,611
                                            -----------
       KOREA (0.8%)
        26,000   Korea Electric Power Corp.
                   (Utilities)                  775,901
                                            -----------
       MALAYSIA (1.7%)
       142,000   RHB Capital Berhad
                   (Financial)                  438,827
       232,000   IJM Berhad Corp. (Capital
                   Goods)                       487,163
       215,000   Sime Darby (Multi-Industry)    715,531
                                            -----------
                                              1,641,521
                                            -----------
       SINGAPORE (3.3%)
       185,000   City Developments (Shelter)  1,811,569
       110,000   Overseas Union Bank
                   (Financial)                  684,759
        72,500   United Overseas Bank
                   (Financial)                  745,436
                                            -----------
                                              3,241,764
                                            -----------
       TAIWAN (3.9%)
        61,090   President Enterprises, G.D.R.
                   (Consumer Non-Durables)
                   (3)(4)                     1,237,073
        36,000   Synnex Technology, G.D.R.
                   (Technology) (3)(4)          810,000
        90,800   Yageo, G.D.R. (Technology)
                   (3)                        1,781,496
                                            -----------
                                              3,828,569
                                            -----------
       THAILAND (0.5%)
        55,000   Advanced Info Services
                   (Utilities)                  499,197
                                            -----------
    EUROPE (48.4%)
       BELGIUM (0.6%)
           176   UCB, S.A. (Health Care)        557,488
                                            -----------
       FINLAND (0.4%)
         5,140   Tieto (Technology)             445,429
                                            -----------
       FRANCE (5.3%)
         2,145   Carrefour (Retail)           1,557,823
        11,800   Cetelem (Financial)          1,483,860
        10,200   Christian Dior (Retail)      1,683,598
         1,290   L'Oreal Co. Ord. (Consumer
                   Non-Durables)                543,509
                                            -----------
                                              5,268,790
                                            -----------
       GERMANY (7.0%)
           570   Altana, A.G. (Health Care)     607,930
        37,200   Bayer, A.G. (Health Care)    1,429,596

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

         5,366   Fresenius, A.G. (Health
                   Care)                     $1,218,462
        17,050   Gehe, A.G. (Health Care)     1,163,422
         6,445   SAP Preferred (Technology)   1,337,819
        22,300   Veba, A.G. (Utilities)       1,253,132
                                            -----------
                                              7,010,361
                                            -----------
       IRELAND (0.6%)
        12,700   Elan, plc., A.D.R. (Hlth.
                   Care) (3)                    574,675
                                            -----------
       ITALY (2.4%)
       272,200   Banca Fideuram (Financial)     889,506
       454,700   Telecom Italia Mobile Spa
                   (Utilities) (3)            1,471,159
                                            -----------
                                              2,360,665
                                            -----------
       NETHERLANDS (6.9%)
        27,627   Aegon, N.V., A.D.R.
                   (Financial)                1,935,610
        30,180   CMG (Technology)               670,359
        12,142   Nutricia (Consumer
                   Non-Durables)              1,917,625
         6,230   Randstad Holdings, N.V.
                   (Consumer Services)          656,992
        13,666   Wolters Kluwer
                   (Consumer  Services)       1,663,958
                                            -----------
                                              6,844,544
                                            -----------
       SPAIN (1.9%)
        22,700   Empresa Nacional De
                   Electricidad, A.D.R.
                  (Utilities)                 1,930,919
                                            -----------
       SWEDEN (3.9%)
        85,333   Astra "B" Free (Health Care) 1,505,773
        48,400   L.M. Ericsson Telephone Co.
                   (Technology)               1,905,750
        15,200   Securitas 'B' (Consumer
                   Svcs.)                       428,363
                                            -----------
                                              3,839,886
                                            -----------
       SWITZERLAND (7.9%)
         1,135   Ciba Specialty Chemicals
                   (Health Care) (3)            104,898
        38,660   Misys Ord. (Business
                   Equipment)                   877,185
         1,065   Nestle S.A. (Consumer
                   Non-Durables)              1,404,251
         1,135   Novartis, A.G. (Health
                   Care) (3)                  1,813,576
           186   Roche Holdings, A.G.
                   (Health Care)              1,681,475
         4,920   Zurich Insurance (Financial) 1,956,952
                                            -----------
                                              7,838,337
                                            -----------
       UNITED KINGDOM (11.5%)
       179,179   Electrocomponents, p.l.c.
                   (Consumer Services)        1,338,266
       210,310   Lloyds TSB Group, p.l.c.
                   (Financial)                2,157,414
        75,000   Norwich Union (Financial)
                   (3)(4)                       399,048
        95,628   Powergen, p.l.c.
                   (Utilities)                1,138,633

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

       460,000   Rentokil Group, p.l.c.
                   (Consumer Services)       $1,616,341
       144,000   Reed International (Business
                   Equipment & Services)      1,395,656
        23,700   Reuters Holdings, p.l.c.,
                   A.D.S. (Business Equip.
                   & Service)                 1,493,100
        20,600   SmithKline Beecham, p.l.c.,
                   A.D.R., (Health Care)      1,887,475
                                            -----------
                                             11,425,933
                                            -----------
    LATIN AMERICA (6.3%)
       BRAZIL (2.3%)
         9,600   Cemig, A.D.R. (Utilities)      492,000
     1,000,000   Light (ON) S.A. (Utilities)    497,645
     9,500,000   Telecom Brasileiras, S.A.
                   (Utilities)                1,288,375
                                            -----------
                                              2,278,020
                                            -----------
       CHILE (2.9%)
        28,900   Compania Telecom Chile,
                   A.D.R. (Utilities)           953,700
        25,500   Enersis, A.D.R. (Utilities)    906,844
        31,000   Santa Isabel, A.D.R.
                   (Retail)(3)                  999,750
                                            -----------
                                              2,860,294
                                            -----------
       MEXICO (1.1%)
        33,100   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)    1,088,163
                                            -----------
Total common and preferred stocks
    (cost:  $63,089,076)                     93,617,338
                                            -----------
SHORT TERM SECURITIES (4.9%) (2)
     2,000,000   Household Finance Corp.,
                   6.08%, 7/1/97              2,000,000
     2,699,000   Sears Roebuck Accept. Corp.,
                   5.62%, 7/2/97              2,698,579
       210,000   Sit Money Market Fund,
                   5.18% (6)                    210,000
                                            -----------
Total short-term securities
    (cost:  $4,908,579)                       4,908,579
                                            -----------
Total investments in securities
    (cost:  $67,997,640) (7)                $98,525,916
                                            ===========

         See accompanying notes to portfolios of investments on page 31.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
JUNE 30, 1997

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Developing Markets Growth Fund's investment return for the year ended June 30, 1997, was +19.1%, which compares favorably to the MSCI Emerging Markets Free Index return of +10.6%. The Fund's outperformance is attributable mainly to the large gains achieved by the Latin American holdings which accounted for 39% of the total portfolio assets, up from 28% a year ago. The absence of South Africa, flat for the 12 month period, continued to benefit the relative performance results. Although the Asian region's index declined -7%, the Portfolio's heavy weightings in Hong Kong (7.2%) and Taiwan (5.9%) made substantial positive contributions, as these markets rose +37% in the last 12 months.

     During the quarter, the Fund's allocation to Asia Pacific decreased further from 44.5% to 41.0%. The currency-related selling pressures began in Southeast Asia in late June and spread very briefly into Latin America in the current quarter. The governments' corrective policy measures, such as fiscal contraction, high interest rates and tighter monetary policies, suggest a slowdown in the economic growth rate and corporate profits in 1998 in most Southeast Asian countries. The current portfolio holdings in Asia are in companies with relatively strong financial conditions and should be able to weather the ongoing currency volatility.

     Despite the volatile international currency environment, the risk of a significant devaluation in any of the major Latin American economies is limited due to such improved fundamentals as: (I) lower current account deficits, (II) more comfortable levels of international reserves, (III) the benefits from active liability management, (IV) strong non-inflationary growth (V) significant inflows of foreign direct investment, and (VI) rising flows to private pension funds. In Latin America our weighting will remain at the current level (with selective profit taking in fully valued shares). Our holdings continue to be broadly diversified among major countries.

     Although there are concerns with regard to the risk of higher bond yields in the U.S., emerging markets should be less prone to severe market swings because of the generally tighter fiscal policies and ample liquidity. Inflation is ebbing while economic growth is stabilizing at a more manageable level. Given the recent wide variance in emerging markets' performance, we envision the remainder of 1997 will see a recovery in the depressed markets.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

  Net Asset Value 6/30/97:  $13.04 Per Share
                  6/30/96:  $10.95 Per Share

         Total Net Assets:  $16.79 Million


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)
                                  [BAR CHART]

               SIT DEVELOPING MARKETS      MSCI EMERGING
                    GROWTH FUND          MARKETS FREE INDEX

Asia                   41.0                    45.1
Latin America          38.7                    35.1
Africa/Middle East      6.3                    12.8
Europe                  4.8                     7.0
Other Assets
  & Liabilities         9.2                     N/A

                          AVERAGE ANNUAL TOTAL RETURNS*                         CUMULATIVE TOTAL RETURNS*
                ------------------------------------------------    -------------------------------------------------
                                Morgan Stanley                                       Morgan Stanley
                Developing       International        Lipper        Developing        International        Lipper
                  Markets      Emerging Markets      Emerging         Markets       Emerging Markets      Emerging
                Growth Fund       Free Index       Markets Index    Growth Fund        Free Index       Markets Index
                -----------       ----------       -------------    -----------        ----------       -------------
3 Months          12.32%             7.68%             8.56%          12.32%              7.68%             8.56%
  (unannualized)
1 Year            19.09             10.59             16.12           19.09              10.59             16.12
Inception          9.48              4.96              7.99           31.21              15.64             25.96
  (7/1/94)


*  As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

Utilities                36.0
Consumer
  Non-Durables           12.5
Financial                10.8
Retail                   10.0
Technology                8.2
Health Care               3.6
Consumer
  Services                2.8
Capital Goods             2.7
Multi-Industry            2.2
Shelter                   2.0
Other Assets
  & Liabilities           9.2


                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/97 would have grown to $13,121 in the Fund or $11,564 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

                              10 LARGEST HOLDINGS

*    Datacraft Asia Ltd.
*    Panamerican Beverage, Inc.
*    Telebras, A.D.R.
*    Grupo Casa Autrey, A.D.R.
*    Nice Systems, A.D.R.
*    Enersis, A.D.R.
*    Disco S.A., A.D.R.
*    Laboratorio Chile, A.D.R.
*    PT Ramayana Lestari
*    President Enterprises, G.D.S.

     Total number of holdings: 56

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

COMMON & PREFERRED STOCKS (90.8%)(2)
    AFRICA/ MIDDLE EAST (6.3%)
       ISRAEL (6.3%)
        14,700   Home Centers, A.D.R.
                   (Retail) (3)(5)             $ 84,525
        15,100   Nice Systems Ltd., A.D.R.
                   (Utilities) (3)              453,000
        14,000   Tadiran Telecom, A.D.R.
                   (Utilities) (3)              301,875
         3,400   Teva Pharmaceutical, A.D.R.
                   (Health Care)                220,150
                                            -----------
                                              1,059,550
                                            -----------
    ASIA (41.0%)
       HONG KONG (7.2%)
        42,000   Citic Pacific Ltd.
                   (Utilities)                  262,388
        15,000   Henderson Land Dev. (Shelter)  133,111
       108,000   Hong Kong & China Gas
                  (Utilities)                   216,075
        10,400   HSBC Holdings (Financial)      312,780
        32,500   Hutchison Whampoa (Multi-
                   Industry)                    281,066
                                            -----------
                                              1,205,420
                                            -----------
       INDONESIA (5.4%)
       272,000   PT Dynaplast (Consumer
                   Non-Durables) (5)           $246,053
       129,000   PT Ramayana Lestari\
                   (Retail)(3)                  371,299
       182,000   PT Telekomunikasi Local
                   (Utilities)                  297,471
                                            -----------
                                                914,823
                                            -----------
       KOREA (3.6%)
        10,500   Korea Electric Power
                   (Utilities) (3)              313,345
           390   Korea Mobile Telecom
                   (Telecommunications)         297,050
                                            -----------
                                                610,395
                                            -----------
       MALAYSIA (4.7%)
        22,000   Amway Malaysia (Consumer
                   Non-Durables)                130,745
        57,000   RHB Capital Berhad (Financial
                   Services)                    176,149
        44,000   IJM Berhad Corp. (Capital
                   Goods)                        92,393
        50,600   Malaysian Assurance Alliance
                   (Financial)                  294,699
        27,000   Sime Darby Berhad
                   (Multi-Industry)              89,857
                                            -----------
                                                783,843
                                            -----------
       PHILIPPINES (2.1%)
        44,306   Ayala Land 'B' (Shelter)        40,735
        20,300   Benpres Holdings Corp.,
                   G.D.R. (Consumer Services)   142,100
         6,494   Manila Electric Company
                   (Utilities)                   32,005
         2,100   Philippine Long Distance,
                   A.D.R. (Utilities)           134,925
                                            -----------
                                                349,765
                                            -----------
       SINGAPORE (10.3%)
        17,200   City Developments (Shelter)    168,427
        99,000   Clipsal Industries
                   (Capital Goods) (4)          350,460
       234,000   Datacraft Asia Ltd.
                   (Technology)                 744,120
       544,000   Informatics Holdings
                   (Consumer Services) (3)      325,327
        14,000   United Overseas Bank
                   (Financial)                  143,946
                                            -----------
                                              1,732,280
                                            -----------
       TAIWAN (5.9%)
        17,354   President Enterprises, G.D.S.
                   (Consumer Non-Durables)
                   (3)(4)                       351,427
        14,700   Synnex, G.D.R. (Technology)
                   (3)(4)                       330,750
        15,780   Yageo, G.D.R. (Technology)(3)  309,604
                                            -----------
                                                991,781
                                            -----------
       THAILAND (1.8%)
        32,400   Advanced Info Services
                   (Technology)                 294,072
                                            -----------

QUANTITY         NAME OF ISSUER          MARKET VALUE(1)

    EUROPE (4.8%)
       POLAND (0.2%)
       141,000   Pan Smak Pizza (Consumer
                   Non-Durables) (3)(5)         $32,673
       PORTUGAL (4.6%)
        13,800   Espirito Santo, A.D.R.
                   (Financial)                  274,275
         7,100   Portugal Telecom, A.D.R.
                   (Utilities)                  284,887
         1,500   Telecel Comunicasoes Pessoais,
                   S.A. (Utilities) (3)         124,439
         1,000   Telecel, A.D.S. (Utilities)
                   (3)(4)                        82,900
                                            -----------
                                                766,501
                                            -----------
    LATIN AMERICA (38.7%)
       ARGENTINA (4.1%)
        10,200   Disco S.A., A.D.R. (Retail) (3)404,175
         8,500   Telefonica De Argentina,
                   A.D.R.
                   (Telecommunications)         294,312
                                            -----------
                                                698,487
                                            -----------
       BRAZIL (11.2%)
       383,000   Brahma (Preferred) (Consumer
                   Non-Durables)                291,728
     8,700,000   Pao De Acucar (Retail)         197,994
         4,580   Cemig, A.D.R. (Utilities) (4)  234,725
       630,000   Light (ON) (Utilities)         313,517
         3,600   Telebras, A.D.R. (Utilities)   546,300
     2,250,000   Telecom Brasileiras, S.A.
                   (Utilities)                  305,141
                                            -----------
                                              1,889,405
                                            -----------
       CHILE (8.2%)
         8,500   Compania Telecom Chile, A.D.R.
                   (Utilities)                  280,500
        12,200   Enersis, A.D.R.(Utilities)     433,862
        13,400   Laboratorio Chile, A.D.R.
                   (Health Care)                380,225
         8,700   Santa Isabel, A.D.S. (Retail)  280,575
                                            -----------
                                              1,375,162
                                            -----------
       MEXICO (8.3%)
        24,200   Grupo Casa Autrey, A.D.R.
                   (Consumer Non-Durables)      491,562
        15,300   Grupo Elektra S.A., A.D.R.
                   (Retail)                     336,600
        17,000   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)      558,875
                                            -----------
                                              1,387,037
                                            -----------
       PANAMA (1.8%)
         7,100   Banco Latinoamericano
                   (Financial)                  306,188
                                            -----------

QUANTITY/PAR ($) NAME OF ISSUER          MARKET VALUE(1)

       PERU (5.1%)
        14,040   Credicorp, A.D.R. (Financial) $308,880
       166,665   Luz Del Sur (Utilities) (3)    195,411
        13,300   Telefonica Del Peru, A.D.R.
                   (Utilities) (3)              348,294
                                            -----------
                                                852,585
                                            -----------
Total common and preferred stocks
    (cost:  $11,691,478)                     15,249,967
                                            -----------
SHORT-TERM SECURITIES (10.5%) (2)
       658,000   Ford Motor Credit,
                   5.38%, 7/2/97                657,898
       517,000   General Motors Accept. Corp.,
                   5.25%, 7/1/97                517,000
       587,000   Household Finance Corp.,
                   5.58%, 7/3/97                586,818
                                            -----------
Total short-term securities
    (cost $1,761,716)                         1,761,716
                                            -----------

Total investments in securities
    (cost $13,453,194) (7)                  $17,011,683
                                            ===========

         See accompanying notes to portfolios of investments on page 31.

                 (This page has been left blank intentionally.)

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Common stock sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at June 30, 1997, is $363,251 and $101,925 in Developing Markets Growth Fund and International Growth Fund, respectively, which represents 2.2% and 0.1% of the Fund's net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                                       Purchase
                Fund                          Security                   Date(s)         Shares/Par    Cost Basis
     ------------------------------    -----------------------    -------------------    ----------    ----------
     Developing Markets Growth Fund    Home Centers, A.D.R.        2/28/96 - 3/29/96       14,700       $101,763
     Developing Markets Growth Fund    Pan Smak Pizza             12/22/95 - 8/19/96      141,000         87,065
     Developing Markets Growth Fund    PT Dynaplast                1/17/96 - 1/19/97      272,000        184,582
     International Growth Fund         Concordia Paper, A.D.R.     3/30/95 - 10/10/95      30,200        358,287

(6) This security represents an investment in an affiliated party and comprises 1.2%, .2%, and .2% of the Small Cap Growth, International Growth, and Mid Cap Growth Fund's net assets, respectively. See note 3 to the accompanying financial statements.

(7) At June 30, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                  LARGE CAP        MID CAP         SMALL CAP
                                                   GROWTH          GROWTH           GROWTH
                                                    FUND            FUND             FUND
                                                -----------     ------------     -----------
Cost for federal income tax purposes            $43,924,631     $247,290,768     $45,333,192
                                                ===========     ============     ===========
Unrealized appreciation (depreciation) on
investments:
    Gross unrealized appreciation               $27,727,780     $151,443,775     $15,909,221
    Gross unrealized depreciation                  (113,736)     (10,155,403)     (3,020,726)
                                                -----------     ------------     -----------
Net unrealized appreciation                     $27,614,044     $141,288,372     $12,888,495
                                                ===========     ============     ===========

                                                                                  DEVELOPING
                                                                INTERNATIONAL      MARKETS
                                                 BALANCED          GROWTH           GROWTH
                                                   FUND             FUND             FUND
                                                -----------     ------------     -----------
Cost for federal income tax purposes            $3,717,542      $69,107,112      $13,453,194
                                                ==========      ===========      ===========
Unrealized appreciation (depreciation) on
  investments:
    Gross unrealized appreciation               $1,256,124      $30,121,348      $3,796,068
    Gross unrealized depreciation                  (15,385)        (702,544)       (237,579)
                                                ----------      -----------      ----------
Net unrealized appreciation                     $1,240,739      $29,418,804      $3,558,489
                                                ==========      ===========      ==========

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - JUNE 30, 1997

                                                                                                                      DEVELOPING
                                         LARGE CAP        MID CAP        SMALL CAP                   INTERNATIONAL     MARKETS
                                          GROWTH          GROWTH          GROWTH        BALANCED        GROWTH          GROWTH
                                           FUND            FUND            FUND           FUND           FUND            FUND
                                        -----------    ------------    -----------    -----------    ------------    -----------
ASSETS
Investments in securities, at
  identified cost ..................    $43,911,046    $246,696,767    $45,066,359    $ 3,716,793    $ 67,997,640    $13,453,194
                                        ===========    ============    ===========    ===========    ============    ===========

Investments in securities, at
  market value - see
  accompanying schedule for
  detail ...........................    $71,538,675    $388,579,140    $58,221,687    $ 4,958,281    $ 98,525,916    $17,011,683
Cash in bank on demand
  deposit ..........................           --              --              621        174,560            --             --
Other Receivables:
  Dividends and accrued interest ...         56,714         170,963          3,438         22,524         179,921         61,000
  Fund shares sold .................        257,155         712,876        720,100          1,373         640,994         74,600
  Investment securities sold .......        440,541            --          224,518         23,091         952,928        104,619
  Forward currency contracts,
    net (note 1) ...................           --              --             --             --           798,103           --
  Foreign withholding taxes
    receivable .....................           --              --             --             --            67,646         16,918
                                        -----------    ------------    -----------    -----------    ------------    -----------
      Total assets .................     72,293,085     389,462,979     59,170,364      5,179,829     101,165,508     17,268,820
                                        -----------    ------------    -----------    -----------    ------------    -----------

LIABILITIES
Disbursements in excess
  of cash balances .................          8,474          67,704           --             --            63,741          4,884
Payables:
  Investment securities purchased ..           --              --          187,240         72,520         800,280        326,781
  Fund shares redeemed .............           --         2,539,278        555,614           --           878,362        111,545
  Accrued investment management
    and advisory services fee ......         58,002         312,687         69,552          4,146         118,817         26,466
 Foreign withholding taxes payable .           --              --             --             --            23,073         10,088
 Other payables ....................            232             522             66           --             2,131           --
                                        -----------    ------------    -----------    -----------    ------------    -----------
      Total liabilities ............         66,708       2,920,191        812,472         76,666       1,886,404        479,764
                                        ===========    ============    ===========    ===========    ============    ===========

Net assets applicable to
  outstanding capital stock ........    $72,226,377    $386,542,788    $58,357,892    $ 5,103,163    $ 99,279,104    $16,789,056
                                        ===========    ============    ===========    ===========    ============    ===========
Capital stock
  Par ..............................    $     0.001    $      0.001    $     0.001    $     0.001    $      0.001    $     0.001
Authorized shares (000's) ..........     10,000,000      10,000,000     10,000,000     10,000,000      10,000,000     10,000,000
Outstanding shares .................      1,788,115      25,054,968      3,088,599        341,882       5,346,430      1,287,834
                                        ===========    ============    ===========    ===========    ============    ===========
Net asset value per share of
  outstanding capital stock ........    $     40.39    $      15.43    $     18.89    $     14.93    $      18.57    $     13.04
                                        ===========    ============    ===========    ===========    ============    ===========

         See accompanying notes to financial statements on pages 36-47.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED JUNE 30, 1997

                                                                                                                        DEVELOPING
                                              LARGE CAP        MID CAP       SMALL CAP                  INTERNATIONAL     MARKETS
                                               GROWTH          GROWTH         GROWTH       BALANCED        GROWTH          GROWTH
                                                FUND            FUND           FUND          FUND           FUND            FUND
                                            ------------    ------------    -----------    ---------    ------------    -----------
INVESTMENT INCOME:
   INCOME:
     Dividends* ..........................  $    520,871    $  1,295,767    $    97,445    $  33,984    $  1,166,269    $   207,665
     Interest ............................       192,232       1,334,117        274,903      120,155         190,038         58,795
                                            ------------    ------------    -----------    ---------    ------------    -----------
        Total income .....................       713,103       2,629,884        372,348      154,139       1,356,307        266,460
                                            ------------    ------------    -----------    ---------    ------------    -----------

   EXPENSES (NOTE 3):
     Investment management and
        advisory services fee ............       595,823       3,757,126        807,030       44,340       1,620,463        229,821
     Custodian, transfer agent
        and accounting services fees .....         7,216         150,574           --           --              --             --
     Auditing and legal fees .............        22,992          10,153           --           --              --             --
     Printing costs ......................         2,213          15,124           --           --              --             --
     Postage .............................           974           5,275           --           --              --             --
     Registration fees ...................        11,422          25,827           --           --              --             --
     Directors' fees and expenses ........         3,151           3,151           --           --              --             --
     Other ...............................         3,518           7,896           --           --              --             --
                                            ------------    ------------    -----------    ---------    ------------    -----------
        Total expenses ...................       647,309       3,975,126        807,030       44,340       1,620,463        229,821
        Less fees and expenses absorbed
           by investment adviser .........       (50,548)       (609,840)          --           --          (306,575)          --
                                            ------------    ------------    -----------    ---------    ------------    -----------

        Total net expenses ...............       596,761       3,365,286        807,030       44,340       1,313,888        229,821
                                            ------------    ------------    -----------    ---------    ------------    -----------

        Net investment income (loss) .....       116,342        (735,402)      (434,682)     109,799          42,419         36,639
                                            ------------    ------------    -----------    ---------    ------------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS :
     Net realized gain (loss) (note 2) ...     5,023,320      28,436,883       (912,902)     200,106       1,640,159         76,993
     Net change in unrealized appreciation
        (depreciation) on investments ....    12,065,384      31,494,086      3,290,336      608,673      11,953,639      2,344,576
     Realized loss on foreign
        currency transactions ............            27            --             --             (1)       (160,526)       (22,737)
     Net change in unrealized appreciation
        (depreciation) on foreign currency
        transactions .....................           (79)           --             --           --           806,608         (1,147)
                                            ------------    ------------    -----------    ---------    ------------    -----------

        Net gain on investments ..........    17,088,652      59,930,969      2,377,434      808,778      14,239,880      2,397,685
                                            ------------    ------------    -----------    ---------    ------------    -----------

Net increase in net assets
   resulting from operations .............  $ 17,204,994    $ 59,195,567    $ 1,942,752    $ 918,577    $ 14,282,299    $ 2,434,324
                                            ============    ============    ===========    =========    ============    ===========

* Dividends are net of foreign withholding tax of $17,120 and $129,669 in the Developing Markets Growth Fund and International Growth Fund, respectively.


         See accompanying notes to financial statements on pages 36-47.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     LARGE CAP                             MID CAP
                                                                    GROWTH FUND                          GROWTH FUND
                                                            ------------------------------     -------------------------------
                                                             YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                              JUNE 30,          JUNE 30,          JUNE 30,          JUNE 30,
                                                                1997              1996              1997              1996
                                                            ------------     -------------     -------------     -------------
OPERATIONS:
   Net investment income (loss) ........................    $    116,342     $      68,160      $   (735,402)     $   (831,547)
   Net realized gain (loss) on investments .............       5,023,320         5,081,899        28,436,883        68,471,876
   Net change in unrealized appreciation
     (depreciation) on investments .....................      12,065,384         5,103,022        31,494,086        34,843,137
   Net realized gain (loss) on foreign currency
     transactions ......................................              27                (1)             --                --
   Net change in unrealized appreciation (depreciation)
     on foreign currency transactions ..................             (79)               (4)             --                --
                                                            ------------     -------------     -------------     -------------

    Net increase (decrease) in net assets resulting
      from operations ..................................      17,204,994        10,253,076        59,195,567       102,483,466
                                                            ------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................         (47,000)          (68,302)             --             (50,975)
   Net realized gains on investments ...................      (3,850,001)       (3,279,734)      (59,500,008)      (35,900,021)
                                                            ------------     -------------     -------------     -------------

     Total distributions ...............................      (3,897,001)       (3,348,036)      (59,500,008)      (35,950,996)
                                                            ------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...........................      16,419,829         8,919,140       242,840,720        94,477,676
   Reinvested distributions ............................       3,811,428         3,266,526        56,948,223        34,550,208
   Payments for shares redeemed ........................     (14,329,400)      (11,285,026)     (269,258,711)     (167,122,012)
                                                            ------------     -------------     -------------     -------------

    Increase (decrease) in net assets from
      capital share transactions .......................       5,901,857           900,640        30,530,232        38,094,128
                                                            ------------     -------------     -------------     -------------

      Total increase in net assets .....................      19,209,850         7,805,680        30,225,791        28,438,342

NET ASSETS
   Beginning of period .................................      53,016,527        45,210,847       356,316,997       327,878,655
                                                            ------------     -------------     -------------     -------------
   End of period .......................................    $ 72,226,377     $  53,016,527     $ 386,542,788     $ 356,316,997
                                                            ============     =============     =============     =============

NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) .............    $ 40,176,552     $  34,274,698     $ 222,157,482     $ 192,362,652
   Undistributed (distributions in excess of) net
    investment income ..................................          99,517            30,175              --                --
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions ..............................       4,322,762         3,149,416        22,502,933        53,566,058
   Unrealized appreciation (depreciation) on investments      27,627,629        15,562,242       141,882,373       110,388,287
   Unrealized appreciation (depreciation) on foreign
    currency transactions ..............................             (83)               (4)             --                --
                                                            ------------     -------------     -------------     -------------

                                                            $ 72,226,377     $  53,016,527     $ 386,542,788     $ 356,316,997
                                                            ============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
   Sold ................................................         464,406           290,926        16,372,618         6,311,934
   Reinvested distributions ............................         114,020           112,216         3,987,971         2,607,555
   Redeemed ............................................        (408,921)         (377,404)      (18,171,415)      (11,272,708)
                                                            ------------     -------------     -------------     -------------

Net increase (decrease) ................................         169,505            25,738         2,189,174         2,353,219
                                                            ------------     -------------     -------------     -------------

                    [WIDE TABLE CONTINUED FROM PREVIOUS PAGE]



          SMALL CAP                         BALANCED                      INTERNATIONAL                 DEVELOPING MARKETS
         GROWTH FUND                          FUND                         GROWTH FUND                      GROWTH FUND
-----------------------------     ---------------------------     -----------------------------     ----------------------------
 YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
  JUNE 30,         JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
    1997             1996            1997            1996             1997             1996             1997             1996
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------
$   (434,682)    $    289,348     $   109,799     $    91,159     $     42,419     $    101,450     $     36,639     $     3,567
    (912,902)       2,792,536         200,106          76,955        1,640,159        5,630,000           76,993        (111,020)

   3,290,336        7,785,867         608,673         358,571       11,953,639        1,920,031        2,344,576       1,161,148

        --               --                (1)           --           (160,526)         (24,337)         (22,737)         (3,915)

        --               --              --              --            806,608          (13,980)          (1,147)           (253)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------


   1,942,752       10,289,055         918,577         526,685       14,282,299        7,613,164        2,434,324       1,049,527
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

        --               --          (105,900)        (80,680)         (72,156)        (390,572)            --              (413)
  (2,420,001)        (250,045)        (23,900)           --         (2,161,979)      (3,758,362)            --            (5,518)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

  (2,420,001)        (250,045)       (129,800)        (80,680)      (2,234,135)      (4,148,934)            --            (5,931)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

  73,008,089       35,164,082         735,329       1,430,436       61,912,441       29,862,086       11,729,661       4,847,931
   2,389,614          246,163         129,753          78,415        2,104,203        3,946,122             --             5,758
 (67,408,659)      (6,618,421)       (612,558)       (337,378)     (65,498,487)     (16,684,601)      (6,020,654)     (1,869,993)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------


   7,989,044       28,791,824         252,524      (1,171,473)       1,481,843       17,123,607        5,709,007       2,983,696
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

   7,511,795       38,830,834       1,041,301       1,617,478       10,566,321       20,587,837        8,143,331       4,027,292

  50,846,097       12,015,263       4,061,862       2,444,384       88,712,783       68,124,946        8,645,725       4,618,433
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------
$ 58,357,892     $ 50,846,097     $ 5,103,163     $ 4,061,862     $ 99,279,104     $ 88,712,783     $ 16,789,056     $ 8,645,725
============     ============     ===========     ===========     ============     ============     ============     ===========

$ 46,237,038     $ 38,682,676     $ 3,646,312     $ 3,393,788     $ 66,566,496     $ 68,048,339     $ 13,621,389     $ 7,912,382

        --               --            31,076          27,177          193,262           73,804           13,902            --


  (1,034,474)       2,298,429         184,287           8,081        1,193,482        2,025,022         (403,311)       (480,304)
  13,155,328        9,864,992       1,241,488         632,816       30,528,276       18,574,638        3,558,489       1,213,913

        --               --              --              --            797,588           (9,020)          (1,413)           (266)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

$ 58,357,892     $ 50,846,097     $ 5,103,163     $ 4,061,862     $ 99,279,104     $ 88,712,783     $ 16,789,056     $ 8,645,725
============     ============     ===========     ===========     ============     ============     ============     ===========


   4,089,297        2,120,150          54,438         122,024        3,718,121        1,891,318        1,020,359         486,886
     130,938           15,578           9,958           6,742          130,858          265,196             --               630
  (3,769,890)        (387,897)        (45,668)        (27,962)      (3,947,014)      (1,047,893)        (521,868)       (189,064)
------------     ------------     -----------     -----------     ------------     ------------     ------------     -----------

     450,345        1,747,831          18,728         100,804          (98,035)       1,108,621          498,491         298,452
============     ============     ===========     ===========     ============     ============     ============     ===========


         See accompanying notes to financial statements on pages 36-47.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund and Sit Balanced Fund are series funds of Sit Mutual Funds, Inc.

     On November 1, 1996 the Sit Growth Fund and Sit Growth & Income Fund changed their names to Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, respectively.

     This report covers the equity funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


     FUND                                INVESTMENT OBJECTIVE
     ----                                --------------------
     Large Cap Growth                    Maximize long-term capital appreciation and, secondarily current income.

     Mid Cap Growth                      Maximize long-term capital appreciation.

     Small Cap Growth                    Maximize long-term capital appreciation.

     Balanced                            Long-term capital appreciation consistent with the preservation of principal and to provide regular income.

     International Growth                Maximize long-term capital appreciation.

     Developing Markets Growth           Maximize long-term capital appreciation.


     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts
     (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

     ILLIQUID SECURITIES

     Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 1997, the Developing Markets Growth Fund and International Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at June 30, 1997, was $363,251 and $101,925, representing 2.2% and 0.1% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

     FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

     At June 30, 1997, the Developing Markets Growth Fund and International Growth Fund had entered into foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                  Developing Markets Growth Fund:

     Exchange date       Currency to be        Currency to be      Unrealized
                           delivered              received        appreciation
                                                                 (depreciation)
     July 1, 1997        91,226                52,747               $   437
     ---------------------------------------------------------------------------
                         German Mark           U.S. Dollar
     July 2, 1997        91,226                52,838                   528
                         German Mark           U.S. Dollar
                                                                    $   965
                                                                   --------
                  International Growth Fund:

     Exchange date       Currency to be        Currency to be      Unrealized
                           delivered              received        appreciation
                                                                 (depreciation)
     July 4, 1997        238,442               396,171              $ (918)
     ---------------------------------------------------------------------------
                         British Pound         U.S.Dollar
     July 7, 1997        141,892               235,754                 (546)
                         British Pound         U.S. Dollar
                                                                    $(1,464)
                                                                    -------

     As of June 30, 1997, the International Growth Fund had entered into an open forward currency exchange contract with an exchange date of July 28, 1997. The net unrealized appreciation of $798,103 for this contract is included in the accompanying financial statements.

                                                         U.S. Dollar Value as of
                                                              June 30, 1997
                                                              -------------
     Currency to be Delivered 18,625,400 German Marks          $11,500,000
     Currency to be Received 10,701,897 U.S. Dollars            10,701,897
                                                               -----------
     Net Unrealized Appreciation                                  $798,103
                                                               -----------

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

     Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                                  Developing Markets     Small Cap     International       Mid Cap
                                                     Growth Fund        Growth Fund     Growth Fund      Growth Fund
                                                     -----------        -----------     -----------      -----------
         Undistributed net invest income              (22,737)            434,682         149,195          735,402
         Accumulated net realized gains (losses)       22,737                --          (149,195)            --
         Additional paid-in capital                      --              (434,682)           --           (735,402)


     For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $403,311 at June 30, 1997 which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

     CONCENTRATION OF INVESTMENTS

     The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 1997, were as follow:

                                             Purchases             Proceeds
                                             ---------             --------

     Large Cap Growth Fund                  $18,610,953          $18,062,555
     Mid Cap Growth Fund                    123,170,430          141,462,600
     Small Cap Growth Fund                   32,596,895           28,510,031
     Balanced Fund                            2,657,028            2,448,872
     International Growth Fund               35,006,468           37,562,370
     Developing Markets Growth Fund          11,816,381            6,888,900


NOTE 3 - EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:


                                         Contractual           Net of Adviser's
                                         Management             Voluntary Fee
                                             Fee                    Waiver
                                         -----------           ----------------

     Large Cap Growth Fund                  1.00%                  1.00%
     Mid Cap Growth Fund                    1.25%                  1.00%
     Small Cap Growth Fund                  1.50%                  1.50%
     Balanced Fund                          1.00%                  1.00%
     International Growth Fund              1.85%                  1.50%
     Developing Markets Growth Fund         2.00%                  2.00%


     SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

     For the period November 1, 1996, through June 30, 1998 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. After June 30, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period January 1, 1994 through December 31, 1997, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     Prior to November 1, 1996, the Mid Cap Growth and Large Cap Growth Funds bore certain other expenses including outside directors' fees, custodian and transfer agent fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses. SIA was obligated to pay all expenses (excluding stock transfer taxes, interest, and brokerage commissions) in any fiscal year which exceeded the following limitations:

                                             First                  Over
                                          $30 Million            $30 Million
                                          -----------            -----------

     Mid Cap Growth Fund                     1.50%                  1.00%
     Large Cap Growth Fund                   1.50%                  1.00%

     Under the agreements, SIA directly incurred and paid the above expenses relating to the Mid Cap Growth and Large Cap Growth Funds and the Funds in turn reimburse SIA to the extent of the lower of the actual expenses (including the investment management and advisory services fee) or the expense limitation.

     During the period ended June 30, 1997, for the International Growth, Mid Cap Growth and Large Cap Growth Funds, SIA voluntarily absorbed an additional $306,575, $609,840, and $50,548, respectively, in expenses that were otherwise payable by the Funds.

     As of June 30, 1997, the Small Cap Growth Fund, International Growth Fund, and Mid Cap Growth Fund had invested $710,000, $210,000, and $880,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

     INVESTMENT SUB-ADVISER

     SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub- advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $656,142, were paid or payable to SKI for the year ended June 30, 1997.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 1997:

                                                                    % Shares
                                                Shares             Outstanding
                                                ------             -----------

     Large Cap Growth Fund                      373,136               20.87%
     Mid Cap Growth Fund                      2,880,856               11.50
     Small Cap Growth Fund                      933,946               30.24
     Balanced Fund                              121,679               35.59
     International Growth Fund                  984,375               18.41
     Developing Markets Growth Fund             356,385               27.67

     Legal fees are paid by Mid Cap Growth and Large Cap Growth Funds to a law firm of which the Funds' secretary is a partner. The total legal fees paid by these Funds for the period ended June 30, 1997 were $3,419.

NOTE 4 - FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended June 30,
                                                            -----------------------------------------------------------
                                                             1997         1996         1995         1994          1993
=======================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $32.75       $28.38       $23.89       $25.61        $24.22
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      .07          .04          .11          .23           .33
   Net realized and unrealized gains
     (losses) on investments                                10.02         6.61         5.88         (.33)         1.94
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                       10.09         6.65         5.99         (.10)         2.27
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                (.03)        (.04)        (.09)        (.23)         (.34)
   From realized gains                                      (2.42)       (2.24)       (1.41)       (1.39)         (.54)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (2.45)       (2.28)       (1.50)       (1.62)         (.88)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $40.39       $32.75       $28.38       $23.89        $25.61
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 32.36%       24.48%       26.33%       (0.58%)        9.52%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $72,226      $53,017      $45,211      $34,612       $37,602

RATIOS:
   Expenses to average daily net assets                      1.00%(2)     1.00%(2)     1.00%(2)     1.10%(2)      1.42%
   Net investment income to average daily net assets         0.20%(2)     0.14%(2)     0.42%(2)     0.89%(2)      1.31%
   Average brokerage commission rate (3)                    $0.0560        n/a          n/a          n/a           n/a
Portfolio turnover rate (excluding short-term securities)   32.23%       49.99%       67.14%       73.62%        47.82%


---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $50,548, $110,099, $132,305 and $112,191 respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, 1.35% and 1.40% for the years ended June 30, 1997, 1996, 1995, and 1994 respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), 0.07%, and 0.59% respectively.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share amounts prior to December 10, 1993 have been restated to reflect the 4 to 1 stock split.

                                                                                    Years Ended June 30,
                                                              --------------------------------------------------------------
                                                                1997            1996         1995         1994         1993
============================================================================================================================
NET ASSET VALUE:
   Beginning of period                                        $ 15.58         $ 13.00      $ 11.08      $ 11.91      $ 10.52
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.03)           (.04)        --           (.01)         .03
   Net realized and unrealized gains
     (losses) on investments                                     2.50            4.07         2.96         (.51)        1.43
----------------------------------------------------------------------------------------------------------------------------
Total from operations                                            2.47            4.03         2.96         (.52)        1.46
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    --              --           --           (.02)        (.05)
   From realized gains                                          (2.62)          (1.45)       (1.04)        (.29)        (.02)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.62)          (1.45)       (1.04)        (.31)        (.07)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $ 15.43         $ 15.58      $ 13.00      $ 11.08      $ 11.91
----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     17.23%          33.00%       28.44%       (4.62%)      13.88%
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                    $386,543        $356,317     $327,879     $285,175     $341,702

RATIOS:
   Expenses to average daily net assets                          0.92%(2)        0.77%        0.83%        0.82%        0.80%
   Net investment income (loss) to average daily net assets     (0.20%)(2)      (0.23%)       0.02%       (0.08%)       0.35%
   Average brokerage commission rate (3)                        $0.0510           n/a          n/a          n/a          n/a
Portfolio turnover rate (excluding short-term securities)       38.66%          50.38%       75.40%       46.71%       45.18%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the year ended June 30, 1997, the investment adviser voluntarily absorbed $609,840 in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.09% and the ratio of net investment income (loss) to average daily net assets would have been (0.37%).

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                       Years Ended June 30,
                                                              --------------------------------------
                                                               1997             1996           1995
====================================================================================================
 NET ASSET VALUE:
 Beginning of period                                          $19.27           $13.49         $10.00
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                                            (.14)            (.11)          (.02)
 Net realized and unrealized gains
  on investments                                                 .57             6.03           3.56
----------------------------------------------------------------------------------------------------
 Total from operations                                           .43             5.92           3.54
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From realized gains                                            (.81)            (.14)          (.05)
----------------------------------------------------------------------------------------------------
Total distributions                                             (.81)            (.14)          (.05)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
 End of period                                                $18.89           $19.27         $13.49
----------------------------------------------------------------------------------------------------
 Total investment return (1)                                    2.37%           44.13%         35.59%
----------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $58,358          $50,846        $12,015

RATIOS:
 Expenses to average daily net assets                           1.50%            1.50%          1.50%
   Net investment income (loss) to average daily net assets    (0.81%)          (0.91%)        (0.30%)
   Average brokerage commission rate (2)                      $0.0480             n/a            n/a
 Portfolio turnover rate (excluding short-term securities)     58.39%           69.92%         49.39%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS

                                                                     Years Ended June 30,             Period Ended
                                                            ------------------------------------        June 30,
                                                             1997            1996          1995         1994 (1)
==================================================================================================================
NET ASSET VALUE:
 Beginning of period                                        $12.57          $10.99        $ 9.48        $10.00
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                         .33             .30           .28           .13
 Net realized and unrealized gains
  (losses) on investments                                     2.42            1.57          1.50          (.59)
------------------------------------------------------------------------------------------------------------------
Total from operations                                         2.75            1.87          1.78          (.46)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                   (.32)           (.29)         (.27)         (.06)
 From realized gains                                          (.07)           --            --            --
------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.39)           (.29)         (.27)         (.06)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
 End of period                                              $14.93          $12.57        $10.99        $ 9.48
------------------------------------------------------------------------------------------------------------------
 Total investment return (2)                                 22.42%          17.26%        19.16%        (4.56%)
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $5,103          $4,062        $2,444        $1,296

RATIOS:
 Expenses to average daily net assets                         1.00%           1.00%         1.00%         1.00%(3)
 Net investment income to average daily net assets            2.48%           2.61%         2.97%         2.87%(3)
 Average brokerage commission rate (3)                       $0.0570           n/a           n/a           n/a
Portfolio turnover rate (excluding short-term securities)    38.16%         101.37%        50.61%        52.53%

---------------
(1)  Period from December 31, 1993 (commencement of operations), to June 30,
     1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended June 30,
                                                              ----------------------------------------------------------------
                                                                1997           1996          1995          1994          1993
==============================================================================================================================
NET ASSET VALUE:
   Beginning of period                                        $ 16.29        $ 15.71       $ 14.87       $ 11.99       $ 10.70
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                   .01            .02           .09          (.04)         (.03)
   Net realized and unrealized gains
     on investments                                              2.70           1.50          1.06          3.08          1.35
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            2.71           1.52          1.15          3.04          1.32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (.01)          (.09)         (.04)         (.10)         (.03)
   From realized gains                                           (.42)          (.85)         (.27)         (.06)         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.43)          (.94)         (.31)         (.16)         (.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $ 18.57        $ 16.29       $ 15.71       $ 14.87       $ 11.99
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     17.04%         10.21%         7.86%        25.26%        12.37%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $99,279        $88,712       $68,125       $63,699       $34,549

RATIOS:
   Expenses to average daily net assets                          1.50%(2)       1.50%(2)      1.50%(2)      1.65%(2)      1.85%
   Net investment income (loss) to average daily net assets      0.05%(2)       0.13%(2)      0.62%(2)     (0.16%)(2)    (0.29%)
   Average brokerage commission rate (3)                        $0.0060          n/a           n/a           n/a           n/a
Portfolio turnover rate (excluding short-term securities)       41.59%         38.55%        40.42%        42.48%        52.50%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $306,575, $269,556, $228,795, and $111,320, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 1997, 1996, 1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (0.30%), (0.22%), 0.27% and (0.36%) respectively.

(3) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                       Years Ended June 30,
                                                              -------------------------------------
                                                                1997            1996          1995
===================================================================================================
   NET ASSET VALUE:
 Beginning of period                                          $ 10.95         $  9.41       $ 10.00
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                     .03            --            --
 Net realized and unrealized gains
  (losses) on investments                                        2.06            1.55          (.54)
---------------------------------------------------------------------------------------------------
Total from operations                                            2.09            1.55          (.54)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From realized gains                                             --              (.01)         (.05)
---------------------------------------------------------------------------------------------------
Total distributions                                              --              (.01)         (.05)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE:
 End of period                                                $ 13.04         $ 10.95       $  9.41
---------------------------------------------------------------------------------------------------
Total investment return (1)                                     19.09%          16.51%        (5.44%)
---------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $16,789         $ 8,646       $ 4,618

RATIOS:
 Expenses to average daily net assets                            2.00%           2.00%         2.00%
 Net investment income (loss) to average daily net assets        0.32%           0.06%         0.03%
 Average brokerage commission rate (2)                          $0.0040           n/a           n/a
Portfolio turnover rate (excluding short-term securities)       65.88%          46.22%        56.35%

--------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Beginning in fiscal 1997, the fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 1997; the related statements of operations for the year ended June 30, 1997; the statements of changes in net assets for each of the years in the two-year period ended June 30, 1997; and the financial highlights as presented in footnote 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Growth Fund, Sit Balanced Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 1997 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                         KPMG Peat Marwick LLP

Minneapolis, Minnesota
August 15, 1997

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION


     We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                               LONG-TERM
                                            ORDINARY            CAPITAL
FUND AND PAYABLE DATE                        INCOME(a)          GAIN(b)
---------------------                        ---------          -------

Large Cap Growth Fund
 October 8, 1996                             $0.01059          $0.00000
 December 12, 1996                              --              2.41692
                                             --------          --------
                                             $0.01059 (c)      $2.41692
                                             ========          ========

Mid Cap Growth Fund
 December 12, 1996                           $0.21333 (d)      $2.40934
                                             ========          ========

Small Cap Growth Fund
 December 12, 1996                           $0.19863 (d)      $0.60993
                                             ========          ========

Balanced Fund
 October 8, 1996                             $0.07073          $   --
 December 12, 1996                            0.07951           0.07309
 April 8, 1997                                0.09023              --
 July 8, 1997                                 0.08925              --
                                             --------          --------
                                             $0.32972 (e)      $0.07309
                                             ========          ========

International Growth Fund
 December 12, 1996                           $0.09514 (d)      $0.33397
                                             ========          ========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income, 100% qualifying for dividends-received deduction by corporations.

(d) Taxable as dividend income and does not qualify for dividends-received deduction by corporations.

(e) Taxable as dividend income, 26.69% qualifying for dividends-received deduction by corporations.

[LOGO]

Directors:
                Eugene C. Sit, CFA
                Peter L. Mitchelson, CFA
                William E. Frenzel
                John E. Hulse
                Sidney L. Jones
                Donald W. Phillips

Director Emeritus:
                Melvin C. Bahle


Officers:
                Eugene C. Sit, CFA                Chairman
                Peter L. Mitchelson, CFA          Vice Chairman
                Mary K. Stern                     President
                Erik S. Anderson, CFA             Vice President - Investments
                Ronald D. Sit, CFA                Vice President - Investments
                Paul E. Rasmussen                 Vice President & Treasurer
                Michael P. Eckert                 Vice President
                Michael J. Radmer                 Secretary
                Carla J. Rose                     Assistant Secretary
                Debra A. Sit, CFA                 Assistant Treasurer